As filed with the Securities and Exchange Commission on December 15, 2000
                                           Securities Act File No. 333-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. [ ]

                       PILGRIM SMALLCAP OPPORTUNITIES FUND
               (Exact Name of Registrant as Specified in Charter)

           7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 992-0180
                  (Registrant's Area Code and Telephone Number)


                                James M. Hennessy
                          ING Pilgrim Investments, Inc.
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                    (Name and Address of Agent for Service)

                                 With copies to:

          Jeffrey S. Puretz        And              Steven R. Howard
               Dechert                  Paul, Weiss, Rifkind, Wharton & Garrison
         1775 Eye Street, N.W.                 1285 Avenue of the Americas
         Washington, DC 20006                    New York, New York 10019

                                   ----------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.
--------------------------------------------------------------------------------

    It is proposed that this filing will become effective on January 14, 2001 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                            ING Small Cap Growth Fund
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 1-800-992-0180

                               _____________, 2000

Dear Shareholder:

     Your Board of Trustees has called a Special Meeting of Shareholders of the ING Small Cap Growth Fund scheduled to be held at _______ [a.m./p.m.], local time, on February 22, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

     The Board of Trustees of ING Funds Trust, on behalf of ING Small Cap Growth Fund, has approved a reorganization of ING Small Cap Growth Fund, which is managed by ING Mutual Funds Management Co. LLC and is part of the ING Funds, into Pilgrim SmallCap Opportunities Fund, which is managed by ING Pilgrim Investments, Inc. and is part of the Pilgrim Funds (the "Reorganization"). If approved by shareholders, you would become a shareholder of the Pilgrim SmallCap Opportunities Fund on the date that the Reorganization occurs. Pilgrim SmallCap Opportunities Fund has investment objectives and policies that are similar in many respects to those of ING Small Cap Growth Fund.

     You are being asked to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the Funds for your evaluation.

     After careful consideration, the Board of Trustees of ING Funds Trust unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FEBRUARY 21, 2001.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        Robert W. Stallings
                                        President

                            ING Small Cap Growth Fund
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 1-800-992-0180

     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF ING SMALL CAP GROWTH FUND
                         SCHEDULED FOR FEBRUARY 22, 2001

To the Shareholders:

     A Special Meeting of Shareholders of the ING Small Cap Growth Fund ("Special Meeting") is scheduled for February 22, 2001 at _______ [a.m./p.m.], local time, at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

     The purposes of the Special Meeting of ING Small Cap Growth Fund are as follows:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Small Cap Growth Fund by Pilgrim SmallCap Opportunities Fund in exchange for shares of the corresponding class of Pilgrim SmallCap Opportunities Fund and the subsequent liquidation of ING Small Cap Growth Fund; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 26, 2000 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Trustees


                                        James M. Hennessy,
                                        Secretary

_________ ___, 2000

                                TABLE OF CONTENTS



INTRODUCTION................................................................   1
SUMMARY.....................................................................   2
   Comparison Of Investment Objectives And Strategies.......................   4
   Comparison of Portfolio Characteristics..................................   5
   Relative Performance.....................................................   6
   Comparison of Investment Techniques and Risks of the Funds...............   6
COMPARISON OF FEES AND EXPENSES.............................................   8
   Annual Fund Operating Expenses...........................................   9
   General Information......................................................  11
   Special Rules for Class A Shares of ING Small Cap Growth Fund............  11
ADDITIONAL INFORMATION ABOUT PILGRIM SMALLCAP OPPORTUNITIES FUND............  12
   Investment Personnel.....................................................  12
   Performance of Pilgrim SmallCap Opportunities Fund.......................  12
INFORMATION ABOUT THE REORGANIZATION........................................  14
ADDITIONAL INFORMATION ABOUT THE FUNDS......................................  16
GENERAL INFORMATION ABOUT THE PROXY STATEMENT...............................  18
   Solicitation of Proxies..................................................  18
   Voting Rights............................................................  18
   Other Matters to Come Before the Special Meeting.........................  19
   Shareholder Proposals....................................................  19
   Reports to Shareholders..................................................  19
APPENDIX A.................................................................. A-1
APPENDIX B.................................................................. B-1
APPENDIX C.................................................................. C-1
APPENDIX D.................................................................. D-1
APPENDIX E.................................................................. E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

                                FEBRUARY 22, 2001

                            ING SMALL CAP GROWTH FUND
                          (a series of ING Funds Trust)

                       Relating to the Reorganization into

                       PILGRIM SMALLCAP OPPORTUNITIES FUND

                           (COLLECTIVELY, THE "FUNDS")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of ING Small Cap Growth Fund to Pilgrim SmallCap Opportunities Fund in exchange for shares of Pilgrim SmallCap Opportunities Fund (the "Reorganization"). ING Small Cap Growth Fund would then distribute to its shareholders their portion of the shares of Pilgrim SmallCap Opportunities Fund it receives in the Reorganization. The result would be a liquidation of ING Small Cap Growth Fund. You would receive shares of Pilgrim SmallCap Opportunities Fund having an aggregate value equal to the aggregate value of the shares you held of ING Small Cap Growth Fund, as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

     Because you, as a shareholder of ING Small Cap Growth Fund, are being asked to approve a transaction that will result in your holding of shares of Pilgrim SmallCap Opportunities Fund, this Proxy Statement also serves as a Prospectus for Pilgrim SmallCap Opportunities Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Pilgrim SmallCap Opportunities Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Pilgrim SmallCap Opportunities Fund, see the Prospectus (the "Pilgrim Prospectus") and the Statement of Additional Information for Pilgrim SmallCap Opportunities Fund, each dated November 1, 2000, which are incorporated herein by reference and which may be obtained, without charge, by calling 1-800-992-0180. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the ING Small Cap Growth Fund, see the Prospectus (the "ING Prospectus") and Statement of Additional Information, each dated November 6, 2000, which are incorporated herein by reference and which may be obtained, without charge, by calling 1-800-992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Pilgrim SmallCap Opportunities Fund dated December 31, 1999 and the semi-annual report dated June 30, 2000 are incorporated herein by reference. You may receive a copy of the most recent annual report and semi-annual report for either of the Funds, without charge, by calling 1-800-992-0180.

     You can copy and review information about each Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, the ING Prospectus and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 16, 2000, the Board of Trustees of ING Funds Trust, on behalf of ING Small Cap Growth Fund, approved an Agreement and Plan of Reorganization with respect to ING Small Cap Growth Fund (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of ING Small Cap Growth Fund to Pilgrim SmallCap Opportunities Fund, in exchange for shares of Pilgrim SmallCap Opportunities Fund;

     * the assumption by Pilgrim SmallCap Opportunities Fund of all of the liabilities of ING Small Cap Growth Fund;

     * the distribution of Pilgrim SmallCap Opportunities Fund shares to the shareholders of ING Small Cap Growth Fund; and

     *    the complete liquidation of ING Small Cap Growth Fund.

     The Reorganization is expected to be effective upon the opening of business on February 26, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the following Class of shares of ING Small Cap Growth Fund, would become a shareholder in the following Class of shares of Pilgrim SmallCap Opportunities Fund:

            ING SMALL CAP              PILGRIM SMALLCAP
            GROWTH FUND                OPPORTUNITIES FUND
            -----------                ------------------
              Class A                       Class A
              Class B                       Class B
              Class C                       Class C

Each shareholder would hold, immediately after the Closing, shares of each Class of Pilgrim SmallCap Opportunities Fund having an aggregate value equal to the aggregate value of the shares of the corresponding Class of ING Small Cap Growth Fund held by that shareholder as of the close of business on the business day of the Closing.

     The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as a part of which the distributor, administrator, and other service providers of the ING Funds have been changed to the Pilgrim Funds. In September, 2000, ING Groep N.V., the indirect parent company of ING Mutual Funds Management Co. LLC ("IMFC"), the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"), the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios in the same fund group. IMFC and ING Pilgrim Investments also believe that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     In considering whether to approve the Reorganization, you should note that:

* The Funds have investment objectives and policies that are substantially similar;

* The selection criteria for investments for each of the Funds are substantially similar;

* For the year ended December 31, 1999 and the first nine months of 2000, Pilgrim SmallCap Opportunities Fund outperformed ING Small Cap Growth Fund;
     (1)

* Before giving effect to expense subsidies by management, the proposed Reorganization is expected to result in a reduction in total operating expenses for the shareholders of ING Small Cap Growth Fund. For example, the total operating expenses, expressed as a percentage of net asset value per share for Class A shares, are as follows:

     *    Expenses of ING Small Cap Growth Fund - before expense reimbursement
          by management (based on the 12 month period ended 6/30/00)(2)    2.01%

     *    Expenses of ING Small Cap Growth Fund - after expense reimbursement by
          management (based on 12 month period ended 6/30/00)(2)(3)        1.43%

     *    Expenses of Pilgrim SmallCap Opportunities Fund (based on
          12 month period ended 6/30/00)(3)(4)                             1.62%

     *    Projected expenses of Pilgrim SmallCap Opportunities Fund -
          after the Reorganization (PRO FORMA)                             1.60%

     * The Funds have affiliated management. ING Pilgrim Investments, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to Pilgrim SmallCap Opportunities Fund and the subadvisor to ING Small Cap Growth Fund. IMFC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to ING Small Cap Growth Fund. Both are affiliated subsidiaries of the same holding company, ING Groep N.V. After the Reorganization, ING Pilgrim Investments would continue to manage Pilgrim SmallCap Opportunities Fund, which would include the assets from ING Small Cap Growth Fund. In addition, the portfolio manager of each Fund, Mary Lisanti, is the same.

     Approval of the Reorganization Agreement requires the vote of a majority of the Shares present in person or by proxy of the ING Small Cap Growth Fund.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF ING FUNDS TRUST, ON BEHALF OF ING SMALL CAP GROWTH FUND, UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

----------
(1) The Pilgrim SmallCap Opportunities Fund's past performance is not necessarily an indication of how the fund will perform in the future.
(2) Based upon expenses incurred by the Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000.
(3) The current expense limitation contract will remain in effect until February 28, 2001. There is no assurance that the expense limitation will be continued after that date.
(4) Adjusted for increase in management fee from 0.75% to 1.00% effective August 25, 2000.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

                                ING SMALL CAP GROWTH FUND                   PILGRIM SMALLCAP OPPORTUNITIES FUND
                                -------------------------                   -----------------------------------
INVESTMENT OBJECTIVE        Seeks long-term capital appreciation            Seeks capital appreciation

INVESTMENT STRATEGIES       *    Normally invests at least 65% of           *    Normally invests at least 65% of
                                 its assets in equity securities of              its total assets in the common
                                 smaller companies the portfolio                 stocks of smaller, lesser-known U.S.
                                 manager believes possess growth                 companies that the portfolio manager
                                 potential.  Smaller companies are               believes have above average
                                 those with market capitalizations               prospects for growth.  Smaller
                                 falling within the Russell 2500                 companies are those with market
                                 Growth Index.                                   capitalizations that fall within the
                                                                                 range of companies in the Russell
                            *    In choosing investments for the                 2000 Index.
                                 Fund, the portfolio manager employs
                                 a disciplined investment process           *    The portfolio manager uses a
                                 that combines economic analysis and             "top-down" disciplined investment
                                 extensive company research to                   process, which includes extensive
                                 identify companies with superior                database screening, frequent
                                 long-term growth potential.                     fundamental research, identification
                                                                                 and implementation of a
                                 The portfolio manager reviews                   brand-oriented approach in
                                 economic and industry trends to                 structuring the portfolio and a sell
                                 develop themes to use in the                    discipline.
                                 development of the overall
                                 portfolio, which in turn helps                  The portfolio manager seeks to
                                 identify specific companies to                  invest in companies expected to
                                 consider.                                       benefit most from the major social,
                                                                                 economic and technological trends
                                 With regard to companies under                  that are likely to shape the future
                                 consideration, the portfolio manager            of business and commerce over the
                                 next reviews their respective                   next three to five years and
                                 business models and management and              attempts to provide a framework for
                                 meets with senior executives.  The              identifying the companies and
                                 portfolio manager also analyzes the             industries expected to benefit the
                                 company's price-to-earnings ratios,             most.
                                 earnings forecasts and cash flow.
                                                                                 The top-down approach is combined
                            *    The Fund generally expects to                   with rigorous fundamental research
                                 invest in common stocks.                        (a bottom-up approach) to guide
                                                                                 stock selection and portfolio
                                                                                 structure.

                            *    The Fund also may invest in                *    The Fund also may invest in
                                 initial public offerings.                       initial public offerings.

INVESTMENT ADVISER          ING Mutual Funds Management Co. LLC             ING Pilgrim Investments, Inc.

SUB-ADVISER                 ING Pilgrim Investments, Inc.                   N/A

PORTFOLIO MANAGER           Mary Lisanti                                    Mary Lisanti

     As you can see from the chart above, the investment objectives and strategies of the Funds are substantially similar.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 2000:

                                          ING SMALL CAP GROWTH FUND                      PILGRIM SMALLCAP OPPORTUNITIES FUND
                                          -------------------------                      -----------------------------------
Net Assets                            $55,292,631                                       $699,767,454
Number of Holdings                             84                                                147
As a percentage of net assets:
 Equity Securities                         89.38%                                             99.50%
 Short Term Debt Investments               10.93%                                              0.88%
 Companies with market
  capitalization less than
  $5 billion                               70.37%                                             92.29%
 Companies with market
  capitalization between $5
  billion and $10 billion                  11.54%                                              5.97%
 Companies with market
  capitalization over $10 billion           7.47%                                              1.23%
Average market capitalization
 of companies in portfolio           $2.9 billion                                       $1.8 billion
Median market capitalization
 of companies in portfolio           $1.6 billion                                       $1.3 billion
Market capitalization range
 of companies in portfolio           $23.0 million to $18.5 billion                     $113.0 million to $21.8 billion
Portfolio Turnover Rate *                 225.00%                                            128.00%

Top 5 Industries                      Electronic Components-Semiconductors  11.80%      Semiconductors                    17.65%
(as a % of net assets)                Internet Software                      9.00%      Pharmaceuticals                   15.70%
                                      Enterprise Software/Service            7.80%      Software                           8.51%
                                      Wireless Equipment                     5.50%      Telecommunications                 8.00%
                                      Telecommunication Equipment            3.60%      Healthcare-Services                7.43%

Top 10 Holdings                       Alteon Websystems, Inc.                4.07%      Cor Therapeutics, Inc.             2.25%
(as a % of net assets)                LTX Corp.                              3.10%      Natural Microsystems Corp.         1.92%
                                      Handspring, Inc.                       2.93%      Digital Lightwave, Inc.            1.62%
                                      Metasolv Software, Inc.                2.79%      Virata Corp.                       1.53%
                                      Netro Corp.                            2.59%      Cytyc Corp.                        1.49%
                                      Novellus Systems, Inc.                 2.42%      Celgene Corp.                      1.47%
                                      Medarex, Inc.                          2.40%      Serena Software, Inc.              1.43%
                                      TriQuint Semiconductor, Inc.           2.39%      Micromuse, Inc.                    1.42%
                                      Mercury Interactive Corp.              2.27%      Aurora Bioscience Corp.            1.42%
                                      Mercator Software, Inc.                2.24%      Heidrick & Struggles Int'l., Inc.  1.33%

----------
* For the 12 month period ended June 30, 2000.

RELATIVE PERFORMANCE

     The following table shows, for the periods shown, the average annual total return for: (a) Class A shares of ING Small Cap Growth Fund; (b) Class A shares of Pilgrim SmallCap Opportunities Fund; (c) the Russell 2000 Index; and (d) the Russell 2500 Growth Index. Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The indices have an inherent performance advantage over the Funds since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Fund's past performance is not an indication of its future performance.

                                     PILGRIM
 CALENDAR           ING SMALL CAP    SMALLCAP
YEAR ENDED/            GROWTH      OPPORTUNITIES  RUSSELL 2000    RUSSELL 2500
  PERIOD              FUND(2)(3)      FUND(4)       INDEX(5)     GROWTH INDEX(6)
  ------              ----------      -------       --------     ---------------
12/31/99                37.80%        146.94%        21.26%          55.48%
1/1/00 - 9/30/00(1)      2.94%         14.51%         4.18%           6.48%

----------
(1)  Not annualized.
(2)  ING Small Cap Growth Fund commenced operations on December 15, 1998.
(3) Prior to December 4, 2000, the ING Small Cap Growth Fund was managed by a different sub-adviser.
(4) Class A, Class B, and Class C shares of Pilgrim SmallCap Opportunities Fund commenced operations on June 5, 1995. For more information about the performance of Pilgrim SmallCap Opportunities Fund, see "Additional Information about Pilgrim SmallCap Opportunities Fund."
(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(6) The Russell 2500 Growth Index measures the performance of small cap companies with higher than average price-to-book ratios and forecasted growth values.

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE FUNDS

     Because the Funds have investment objectives and policies that are substantially similar in many respects, many of the risks of investing in Pilgrim SmallCap Opportunities Fund are similar to the risks of investing in ING Small Cap Growth Fund. A principal risk of an investment in either Fund is that you may lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect the volatility of each Fund's shares.

     EQUITY SECURITIES. Both ING Small Cap Growth Fund and Pilgrim SmallCap Opportunities Fund invest in equity securities and securities with equity characteristics, such as common stocks, preferred stocks, convertible securities and warrants and other stock purchase rights. Both Funds normally invest at least 65% of their assets in smaller companies. Pilgrim SmallCap Opportunities Fund and ING Small Cap Growth Fund are subject to risks associated with investing primarily in equity securities, including market risks, issuer risks including credit risks, price volatility risks and market trends risks. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. Market trend risk is the risk that the market may not favor the small-cap growth securities in which the Fund invests. The market could instead favor value-oriented stocks or large company stocks, or may not favor equities at all. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

     Small-cap companies will tend to be smaller, more emerging companies and investment in these companies may involve greater risk than is customarily associated with securities of larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The securities of the smaller-size companies in which the Funds may invest trade in lower volume and may be less liquid than securities of larger, more established companies. Both Funds could lose money if they cannot sell a security at the time and place that would be most beneficial to the Funds.

     FOREIGN SECURITIES. Pilgrim SmallCap Opportunities Fund may invest up to 20% of its total assets in foreign securities, of which 10% of its net assets may be invested in foreign securities that are not listed on a U.S. securities exchange. ING Small Cap Growth Fund may also invest in foreign securities. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     INITIAL PUBLIC OFFERINGS. Pilgrim SmallCap Opportunities Fund is permitted to invest in initial public offerings. While not a principal investment strategy, the ING Mid Cap Growth Fund also may invest in initial public offerings. A significant portion of a Fund's return may be attributable to its investment in initial public offerings. When a Fund's asset base is small, the impact of such investments on a Fund's return will be magnified. As a Fund's assets grow, it is probable that the effect of a Fund's investment in initial public offerings on the Fund's total return will decline.

     PORTFOLIO TURNOVER. Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders which may have an adverse effect on the performance of the Fund.

     TEMPORARY DEFENSIVE STRATEGIES. For both Funds, when the adviser or sub-adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from it principal investment strategies as a defensive measure. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Pilgrim SmallCap Opportunities Fund, see "Appendix C: Additional Information Regarding Pilgrim SmallCap Opportunities Fund."

     OPERATING EXPENSES. The operating expenses of Pilgrim SmallCap Opportunities Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio"), are lower than those of ING Small Cap Growth Fund, before giving effect to the expense limitation contract for ING Small Cap Growth Fund described below. After giving effect to the expense limitation contract, the net expenses for Class A, Class B, and Class C shares of ING Small Cap Growth Fund for the 12 month period ending June 30, 2000 were 1.43%, 2.08% and 2.08%, respectively, which are lower than those of the same Classes of Pilgrim SmallCap Opportunities Fund. Without the expense limitation contract, the total operating expenses for Class A, Class B, and Class C of the ING Small Cap Growth Fund would have been 2.01%, 2.66%, and 2.66%, respectively, which are higher than those of the same Class of Pilgrim SmallCap Opportunities Fund.

     MANAGEMENT FEE. Both Funds have an annual management fee of 1.00% of the Fund's average daily net assets.

     DISTRIBUTION AND SERVICE FEES. The distribution (12b-1) and service fees of ING Small Cap Growth Fund are, in the aggregate, the same as those of Pilgrim SmallCap Opportunities Fund, except that the distribution and service fees for Class A shares of ING Small Cap Growth Fund are 0.05% higher than those of Class A shares of Pilgrim SmallCap Opportunities Fund.

     EXPENSE LIMITATION ARRANGEMENTS. An expense limitation contract is in place for ING Small Cap Growth Fund. Under the terms of the expense limitation contract, IMFC has agreed to limit the expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses. The current expense limitation contract for the Fund provides that it will remain in effect until February 28, 2001. There is no assurance that the expense limitation will be continued after that date. The expense limitations for Class A, Class B, and Class C of ING Small Cap Growth Fund are 1.43%, 2.08%, and 2.08%, respectively.

     Absent this expense limitation arrangement, the expense ratio for each Class of ING Small Cap Growth Fund was higher than the expense ratio for the same Class of Pilgrim SmallCap Opportunities Fund. For the 12 month period ended June 30, 2000, for example, the expense ratio for Class A shares of ING Small Cap Growth Fund was 2.01% compared to 1.43% for Pilgrim SmallCap Opportunities Fund. This information and similar information for the other Classes is shown in the table below entitled "Annual Fund Operating Expenses."

     EXPENSE TABLE. The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are based upon the operating expenses incurred by Class A, Class B, and Class C shares of the Fund for the twelve month period ended June 30, 2000. Expenses of Pilgrim SmallCap Opportunities Fund are based upon the expenses incurred by the Fund for the 12-month period ended June 30, 2000. Expenses of the ING Small Cap Growth Fund are based upon expenses incurred by the Fund for the 12-month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which were in effect on June 6, 2000. PRO FORMA fees show estimated fees of Pilgrim SmallCap Opportunities Fund after giving effect to the proposed Reorganization as adjusted to reflect changes in contractual charges. PRO FORMA numbers are estimated in good faith and are hypothetical.

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
                  (expenses that are deducted from Fund assets,
         shown as a ratio of expenses to average daily net assets) (1)

                                            DISTRIBUTION
                                            (12b-1) AND
                                            SHAREHOLDER              TOTAL FUND
                               MANAGEMENT    SERVICING     OTHER     OPERATING      FEE WAIVER    NET FUND
                                  FEES        FEES(2)     EXPENSES    EXPENSES    BY ADVISER(3)   EXPENSES
                                  ----        -------     --------    --------    -------------   --------
CLASS A
  ING Small Cap Growth Fund       1.00%        0.35%(4)     0.66%      2.01%          -0.58%        1.43%

  Pilgrim SmallCap
  Opportunities Fund              1.00%(5)     0.30%        0.32%      1.62%             --         1.62%

  Pilgrim SmallCap
  Opportunities Fund -
  After the Reorganization
  (PRO FORMA)                     1.00%        0.30%        0.30%      1.60%             --         1.60%

CLASS B
  ING Small Cap Growth Fund       1.00%        1.00%        0.66%      2.66%          -0.58%        2.08%

  Pilgrim SmallCap
  Opportunities Fund              1.00%(5)     1.00%        0.32%      2.32%             --         2.32%

  Pilgrim SmallCap
  Opportunities Fund -
  After the Reorganization
  (PRO FORMA)                     1.00%        1.00%        0.30%      2.30%             --         2.30%

CLASS C
  ING Small Cap Growth Fund       1.00%        1.00%        0.66%      2.66%          -0.58%        2.08%

  Pilgrim SmallCap
  Opportunities Fund              1.00%(5)     1.00%        0.32%      2.32%             --         2.32%

  Pilgrim SmallCap
  Opportunities Fund -
  After the Reorganization
  (PRO FORMA)                     1.00%        1.00%        0.30%      2.30%             --         2.30%

----------
(1) Pilgrim SmallCap Opportunities Fund's and ING Small Cap Growth Fund's fiscal years end on December 31 and October 31, respectively. Expenses of Pilgrim SmallCap Opportunities Fund are based upon expenses incurred by the Fund for the twelve month period ended June 30, 2000. Expenses of the ING SmallCap Growth Fund are based upon expenses incurred by the Fund for the twelve month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000. PRO FORMA expenses are adjusted for anticipated contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) IMFC has entered into an expense limitation contract that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) for ING Small Cap Growth Fund to annual rates of 1.43%, 2.08%, and 2.08% for Class A, Class B, and Class C shares respectively. The agreement is valid through February 28, 2001. There is no assurance that the expense limitation agreement will be continued after that date.
(4) Prior to November 6, 2000, the Class A distribution fee was 0.50% of net assets and the shareholder servicing fee was 0.25% of net assets.
(5)  Prior to August 25, 2000 the management fee was 0.75%.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of ING Small Cap Growth Fund that are transferred to Pilgrim SmallCap Opportunities Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Pilgrim SmallCap Opportunities Fund, and the realization of taxable gains or losses for Pilgrim SmallCap Opportunities Fund.

     EXAMPLES. The examples are intended to help you compare the cost of investing in each of the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                                                                                                     PRO FORMA:
              ING SMALL CAP GROWTH FUND          PILGRIM SMALLCAP OPPORTUNITIES FUND             THE FUNDS COMBINED**
            --------------------------------     ------------------------------------     -----------------------------------
             1        3         5        10        1        3          5         10        1         3         5        10
            YEAR    YEARS     YEARS    YEARS     YEAR     YEARS      YEARS      YEARS     YEAR     YEARS     YEARS     YEARS
            ----    -----     -----    -----     ----     -----      -----      -----     ----     -----     -----     -----
Class A     $767    $1,169    $1,596   $2,778    $730    $1,057     $1,406     $2,386     $728    $1,051     $1,396    $2,366
Class B      769     1,126     1,610    2,836*    735     1,024      1,440      2,481*     733     1,018      1,430     2,461*
Class C      369       826     1,410    2,993     335       724      1,240      2,656      333       718      1,230     2,636

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated

     You would pay the following expenses if you did not redeem your shares:

                                                                                                     PRO FORMA:
              ING SMALL CAP GROWTH FUND          PILGRIM SMALLCAP OPPORTUNITIES FUND             THE FUNDS COMBINED**
            --------------------------------     ------------------------------------     -----------------------------------
             1        3         5        10        1        3          5         10        1         3         5        10
            YEAR    YEARS     YEARS    YEARS     YEAR     YEARS      YEARS      YEARS     YEAR     YEARS     YEARS     YEARS
            ----    -----     -----    -----     ----     -----      -----      -----     ----     -----     -----     -----
Class A     $767   $1,169    $1,596    $2,778    $730    $1,057     $1,406     $2,386     $728     $1,051    $1,396    $2,366
Class B      269      826     1,410     2,836*    235       724      1,240      2,481*     233        718     1,230     2,461*
Class C      269      826     1,410     2,993     235       724      1,240      2,656      233        718     1,230     2,636

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated

GENERAL INFORMATION

     Class A, Class B and Class C shares of Pilgrim SmallCap Opportunities Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of ING Small Cap Growth Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of ING Small Cap Growth Fund will be included in the holding period of Pilgrim SmallCap Opportunities Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Pilgrim SmallCap Opportunities Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of ING Small Cap Growth Fund were purchased by the shareholder. ING Small Cap Growth Fund and Pilgrim SmallCap Opportunities Fund are each subject to the sales load structure described in the table below.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                        CLASS A          CLASS B         CLASS C
                                                        -------          -------         -------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                   5.75%(1)           None            None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)                         None (2)          5.00% (3)       1.00% (4)

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix C.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C.
(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix C and "Shareholder Guide -- Sales Charge Calculation" in the Pilgrim Prospectus.
(4)  Imposed upon redemptions within 1 year from purchase.

     Neither Pilgrim SmallCap Opportunities Fund nor ING Small Cap Growth Fund have any redemption fees, exchange fees or sales charges on reinvested dividends.

SPECIAL RULES FOR CLASS A SHARES OF ING SMALL CAP GROWTH FUND

     Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of ING Small Cap Growth Fund in excess of $1 million was different than the contingent deferred sales charge on similar purchases of Pilgrim SmallCap Opportunities Fund. Shareholders of ING Small Cap Growth Fund that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charges on such purchases before and after November 6, 2000 were as follows:

                                                         TIME PERIOD DURING
                                     CDSC                WHICH CDSC APPLIES
                             ---------------------      ---------------------
                              11/06/00     BEFORE        11/06/00     BEFORE
CDSC ON PURCHASES OF:        AND AFTER    11/06/00      AND AFTER    11/06/00
                             ---------    --------      ---------    --------
$1,000,000 to $2,499,999        1.00%       1.00%       24 Months    12 Months
$2,500,000 to $4,999,999        0.50%       1.00%       12 Months    12 Months
$5,000,000 and over             0.25%       1.00%       12 Months    12 Months

                  ADDITIONAL INFORMATION ABOUT PILGRIM SMALLCAP
                               OPPORTUNITIES FUND

INVESTMENT PERSONNEL

     Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim Investments, has served as Senior Portfolio Manager of Pilgrim SmallCap Opportunities Fund since July 1998. Prior to joining ING Pilgrim Investments in October 1999 Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim Investments. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

PERFORMANCE OF PILGRIM SMALLCAP OPPORTUNITIES FUND

     The bar chart and table that follow provide an indication of the risks of investing in Pilgrim SmallCap Opportunities Fund by showing (on a calendar year basis) changes in Pilgrim SmallCap Opportunities Fund's annual total return from year to year and by showing (on a calendar year basis) how Pilgrim SmallCap Opportunities Fund's average annual returns for one year, five years, ten years and since inception compare to those of the Russell 2000 Index. The information in the bar chart is based on the performance of the Class A shares of the Pilgrim SmallCap Opportunities Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, the returns would be less than those shown. The Pilgrim SmallCap Opportunities Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. All indices are unmanaged.

                    CALENDAR YEAR-BY-YEAR RETURNS (%) (1)(2)

1990    1991    1992    1993    1994    1995    1996    1997    1998    1999(3)
----    ----    ----    ----    ----    ----    ----    ----    ----    -------
-8.83   57.27   14.54   20.16   -4.86   11.34   18.16   14.92   7.59    146.94

----------
(1) During the period shown in the chart, the Fund's best quarterly performance was up 68.12% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was down 24.07% for the quarter ended September 30, 1998. The Fund's year-to-date return as of September 30, 2000, was 14.51%.
(2) The figures shown for the years 1996 to 1999 provide performance for Class A shares of the Fund. The figures shown for the years 1990 to 1995 provide performance for Class T shares of the Fund. Class T shares would have substantially similar annual returns as Class A shares because the Classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class T shares have different expenses.
(3) Returns in 1999 were achieved during unusually favorable conditions in the market, particularly for technology companies and initial public offerings. You should not expect that such favorable returns can be consistently achieved.

     The table below shows what the average annual total returns of Pilgrim SmallCap Opportunities Fund would equal if you averaged out actual performance over various lengths of time, compared to the Russell 2000 Index. The Russell 2000 Index has an inherent performance advantage over Pilgrim SmallCap Opportunities Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Pilgrim SmallCap Opportunities Fund's performance reflected in the table assumes the deduction of the maximum sales charge in all cases.

AVERAGE ANNUAL TOTAL RETURNS for the period ended December 31, 1999(1)

                                                                                         SINCE
                                                    1 YEAR     5 YEARS     10 YEARS    INCEPTION
                                                    ------     -------     --------    ---------
Pilgrim SmallCap Opportunities Fund - Class A (2)   132.73%      N/A         N/A        34.05%
Pilgrim SmallCap Opportunities Fund - Class B (3)   140.24%      N/A         N/A        34.71%
Pilgrim SmallCap Opportunities Fund - Class C (4)   144.12%      N/A         N/A        34.83%
Pilgrim SmallCap Opportunities Fund - Class T (5)   141.51%     31.45%      22.11%      16.73%
Russell 2000 Index (6)                               21.26%     16.69%      13.40%      12.01%(7)

----------
(1) Class A, Class B, and Class C shares commenced operations on June 5, 1995. Class T commenced operations on February 3, 1986.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) Reflects the deduction of a deferred sales charge of 4% for the 1 year return.
(6) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(7)  The Index return is for the period beginning February 1, 1986.

     The table below shows the performance of Pilgrim SmallCap Opportunities Fund if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURNS for the period ended December 31, 1999(1)

                                                                                         SINCE
                                                    1 YEAR    5 YEARS    10 YEARS    INCEPTION (1)
                                                    ------    -------    --------    -------------
Pilgrim SmallCap Opportunities Fund - Class A       146.94%      N/A        N/A          35.79%
Pilgrim SmallCap Opportunities Fund - Class B       145.24%      N/A        N/A          34.86%
Pilgrim SmallCap Opportunities Fund - Class C       145.12%      N/A        N/A          34.83%
Pilgrim SmallCap Opportunities Fund - Class T       145.51%    31.45%     22.11%         16.73%

----------
(1) Class T shares commenced operations on February 3, 1986. Class A, Class B, and Class C shares commenced operations on June 5, 1995.

     For a discussion by the adviser regarding the performance of Pilgrim SmallCap Opportunities Fund for the year ended December 31, 1999, see Appendix A to this Proxy Statement/Prospectus. Additional information about Pilgrim SmallCap Opportunities Fund is included in Appendix C to this Proxy Statement/Prospectus.

FUND CLOSURE

     Pilgrim SmallCap Opportunities Fund is closed to new investors. However, shareholders of ING Small Cap Growth Fund who receive shares of Pilgrim SmallCap Opportunities Fund in exchange for shares of ING Small Cap Growth Fund may continue to buy shares of Pilgrim SmallCap Opportunities Fund into accounts existing on the day of the Closing. Pilgrim SmallCap Opportunities Fund may reopen in the future subject to the discretion of the Board of Trustees.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of ING Small Cap Growth Fund to Pilgrim SmallCap Opportunities Fund in exchange for shares of Pilgrim SmallCap Opportunities Fund. ING Small Cap Growth Fund will distribute the shares of Pilgrim SmallCap Opportunities Fund received in the exchange to the shareholders of ING Small Cap Growth Fund and then ING Small Cap Growth Fund will be liquidated.

     After the Reorganization, each shareholder of ING Small Cap Growth Fund will own shares of Pilgrim SmallCap Opportunities Fund having an aggregate value equal to the aggregate value of each respective Class of shares in ING Small Cap Growth Fund held by that shareholder as of the close of business on the business day of the Closing. Shareholders of the following Classes of shares of ING Small Cap Growth Fund will receive shares of the following Classes of Pilgrim SmallCap Opportunities Fund:

               ING SMALL CAP            PILGRIM SMALLCAP
                GROWTH FUND            OPPORTUNITIES FUND
                -----------            ------------------
                  Class A                   Class A
                  Class B                   Class B
                  Class C                   Class C

In the interest of economy and convenience, shares of Pilgrim SmallCap Opportunities Fund generally will not be represented by physical certificates unless requested in writing.

     Until the Closing, shareholders of ING Small Cap Growth Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Pilgrim SmallCap Opportunities Fund for the redemption of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of ING Small Cap Growth Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as a part of which the distributor, administrator, and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September, 2000, ING Groep N.V., the indirect parent company of IMFC, the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios in the same fund group. IMFC and ING Pilgrim Investments also believe that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     The proposed Reorganization was presented to the Board of Trustees of ING Funds Trust, on behalf of ING Small Cap Growth Fund, for consideration at a meeting held on October 25, 2000 and for approval at a meeting held November 16, 2000. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of ING Funds Trust, determined that the interests of the shareholders of ING Small Cap Growth Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of ING Small Cap Growth Fund and its shareholders.

     The Reorganization will allow ING Small Cap Growth Fund's shareholders to continue to participate in a professionally managed portfolio which seeks to achieve an objective of capital appreciation. As shareholders of Pilgrim SmallCap Opportunities Fund, these shareholders will continue to be able to exchange into other mutual funds in the group of Pilgrim Funds that offer the same class of shares in which such shareholder is currently invested. A list of the current Pilgrim Funds and ING Funds and classes available after the Reorganization, is contained in Appendix D.

     BOARD CONSIDERATIONS. The Board of Trustees of ING Funds Trust, on behalf of ING Small Cap Growth Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     (1)  the plans of management to integrate the ING Funds and Pilgrim Funds;

     (2) expense ratios and information regarding fees and expenses of ING Small Cap Growth Fund and Pilgrim SmallCap Opportunities Fund, including the expense limitation arrangement offered by IMFC for ING Small Cap Growth Fund;

     (3) estimates that show that combining the Funds is expected to result in lower expense ratios in the absence of management subsidies because of economies of scale expected to result from an increase in the asset size of the reorganized Fund;

     (4) the Reorganization would not dilute the interests of ING Small Cap Growth Fund's current shareholders;

     (5) the relative investment performance and risks of Pilgrim SmallCap Opportunities Fund as compared to ING Small Cap Growth Fund;

     (6) the similarity of Pilgrim SmallCap Opportunities Fund's investment objectives, policies and restrictions with those of ING Small Cap Growth Fund;

     (7) the investment resources of ING Pilgrim Investments and the distribution capabilities of ING Pilgrim Securities, Inc., distributor of the Pilgrim SmallCap Opportunities Fund;

     (8) the quality and caliber of services that have been enjoyed by shareholders of the Pilgrim SmallCap Opportunities Fund;

     (9)  alternatives to combining the Funds; and

     (10) the tax-free nature of the Reorganization to ING Small Cap Growth Fund and its shareholders.

     THE TRUSTEES OF ING FUNDS TRUST, ON BEHALF OF ING SMALL CAP GROWTH FUND, RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH PILGRIM SMALLCAP OPPORTUNITIES FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither ING Small Cap Growth Fund nor its shareholders nor Pilgrim SmallCap Opportunities Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the ING Funds Trust and Pilgrim SmallCap Opportunities Fund.

     Immediately prior to the Reorganization, ING Small Cap Growth Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of ING Small Cap Growth Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of ING Small Cap Growth Fund's shareholders.

     As of June 30, 2000, ING Small Cap Growth Fund had accumulated capital loss carryforwards in the amount of approximately $1,539,689. After the Reorganization, the losses of ING Small Cap Growth Fund will be available to Pilgrim SmallCap Opportunities Fund to offset its capital gains, although a portion of the amount of these losses which may offset Pilgrim SmallCap Opportunities Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that Pilgrim SmallCap Opportunities Fund may not be able to use such losses as rapidly as it might have had the Reorganization not occurred, and part of these losses may not be useable at all. The ability of Pilgrim SmallCap Opportunities Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of ING Small Cap Growth Fund's capital loss carryforwards currently are available only to pre-Reorganization shareholders of that Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of Pilgrim SmallCap Opportunities Fund.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim Investments, investment adviser to Pilgrim SmallCap Opportunities Fund, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Securities and Exchange Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on their relative net asset values immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Pilgrim SmallCap Opportunities Fund is a Massachusetts business trust registered as an open-end management investment company. ING Small Cap Growth Fund is a series of ING Funds Trust, which is a Delaware business trust also registered as an open-end management investment company. Pilgrim SmallCap Opportunities Fund and ING Funds Trust are both governed by Trustees. The Board of Trustees of the Pilgrim SmallCap Opportunities Fund consists of 11 members and the Board of Trustees of the ING Funds Trust has 4 members.

     DISTRIBUTOR. ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the principal distributor for both Funds.

     The Pilgrim SmallCap Opportunities Fund also offers Class I and Class Q shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling 1-800-992-0180.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Both Pilgrim SmallCap Opportunities Fund and ING Small Cap Growth Fund pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by the ING Small Cap Growth Fund's shareholders, then as soon as practicable before the Closing, ING Small Cap Growth Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2000 and on a PRO FORMA basis as of June 30, 2000 giving effect to the Reorganization:

                                                    NET ASSET VALUE     SHARES
                                       NET ASSETS     PER SHARE      OUTSTANDING
                                       ----------     ---------      -----------
ING SMALL CAP GROWTH FUND
 Class A                              $ 47,396,156      $16.32        2,903,867
 Class B                              $  3,196,772      $16.16        2,937,346
 Class C                              $  3,012,721      $16.15        2,749,888
 Class X(1)                           $  1,686,982      $16.17        1,440,322

PILGRIM SMALLCAP OPPORTUNITIES FUND
 Class A                              $200,519,311      $63.97        3,134,517
 Class B                              $331,731,146      $61.30        5,411,898
 Class C                              $135,623,455      $61.20        2,215,945
 Class I                              $        307      $64.22                5
 Class Q                              $  1,464,086      $63.99           22,879
 Class T                              $ 30,429,149      $61.69          493,272

PRO FORMA - PILGRIM SMALLCAP OPPORTUNITIES FUND
INCLUDING ING SMALL CAP GROWTH FUND
 Class A                              $247,915,467      $63.97        3,875,429
 Class B                              $336,614,900      $61.30        5,491,568
 Class C                              $138,636,176      $61.20        2,265,172
 Class I                              $        307      $64.22                5
 Class Q                              $  1,464,086      $63.99           22,879
 Class T                              $ 30,429,149      $61.69          493,272

(1) Class X shares merged into Class B on November 16, 2000.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about December __, 2000. Shareholders of ING Small Cap Growth Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of IMFC and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

     A shareholder may revoke the accompanying proxy card at any time prior to its use by filing with ING Small Cap Growth Fund, a written revocation or duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy card previously given. The persons named in the accompanying proxy card will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of ING Funds Trust that may be presented at the Special Meeting.

VOTING RIGHTS

     Shareholders of ING Small Cap Growth Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Shareholders of ING Small Cap Growth Fund at the close of business on December 26, 2000 (the "Record Date") will be entitled to be present and give voting instructions for ING Small Cap Growth Fund at the Special Meeting with respect to their shares owned as of the Record Date. As of the Record Date, ______ shares of ING Small Cap Growth Fund were outstanding and entitled to vote.

     Approval of the Reorganization requires the vote of a majority of the Shares present in person or by proxy of the ING Small Cap Growth Fund.

     The holders of one-third of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

     ING Small Cap Growth Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, ING Small Cap Growth Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     As of December 1, 2000, ING America Insurance Holdings, Inc. owns 72.40% of the outstanding voting shares of the Fund, and therefore controls the Fund. ING America Insurance Holdings, Inc. intends to vote its shares in favor of the Reorganization, in which case the Reorganization will be approved.

     To the knowledge of ING Funds Trust, as of December 1, 2000, no current Trustee owns 1% or more of the outstanding shares of ING Small Cap Growth Fund, and the officers and Trustees own, as a group, less than 1% of the shares of ING Small Cap Growth Fund.

     Appendix E hereto lists the persons that, as of December 1, 2000, owned beneficially or of record 5% or more of the outstanding shares of any Class of ING Small Cap Growth Fund. As of December 1, 2000, no person owned beneficially or of record 5% or more of the outstanding shares of any Class of Pilgrim SmallCap Opportunities Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     ING Funds Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     ING Funds Trust is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by ING Funds Trust's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Funds Trust will furnish, without charge, a copy of the most recent Annual Report regarding ING Small Cap Growth Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to ING Funds Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or by phone at 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        James M. Hennessy,
                                        Secretary

______________ ___, 2000
7337 East Doubletree Ranch Road
Scottsdale, Arizona  85258

                                   APPENDIX A

                       PILGRIM SMALLCAP OPPORTUNITIES FUND

     Set forth below is an excerpt from SmallCap Opportunities Fund's Annual Report, dated December 31, 1999, regarding the Fund's performance.

Portfolio  Management:  Mary  Lisanti,  Executive  Vice  President and Portfolio
Manager

Goal: The SmallCap Opportunities Fund seeks capital appreciation by investing at least 65% of its total assets in the common stocks of smaller lesser-known U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: In the final quarter of the year, U.S. equities powered ahead using the same technology-driven formula responsible for some spectacular gains in 1999. The economy showed continued strength with third quarter GDP being revised upwards to 5.7%, but inflation remain subdued as the price index rose a modest 1.7%. The Federal Reserve resisted the temptation to raise rates for the fourth time this year, although there is an increased likelihood that rates will be raised again in February. Economic news continued to be encouraging as non-farm productivity showed its biggest increase since 1992, while consumer confidence reached its highest point since 1968.

Technology's impact on the overall market continues to strengthen, as the technology sector now accounts for more than a quarter of the S&P 500. However, the stock market's performance was broader in December than it has been in recent months. The exception to that broad strength was the financial sector, which was dragged down by rising bond yields. Healthcare stocks were mixed as large pharmaceuticals underperformed, but the biotechnology sector was exceptionally strong.

Outside of the technology-heavy NASDAQ Composite, small cap stocks were the star performers in the fourth quarter. For the quarter, the NASDAQ Composite soared 48.18%, while the Russell 2000 Index of small cap stocks gained 18.44%, setting a new record high. The broader market also performed well, as the S&P 500 rose 14.88% in the final quarter, while the S&P Midcap Index earned 17.18%. The Dow Jones Industrial Average tacked on an additional 11.22%, achieving another record high.

Performance: For the one year ended December 31, 1999 the Fund's Class A shares, excluding sales charges, provided a total return of 146.94% compared to a 21.26% return for the Russell 2000 Index for the same period.

Portfolio Specifics: While the Fund has been overweight in technology, stock selection and careful attention to valuation drove performance higher in the fourth quarter. The themes that had the biggest impact on performance in the final quarter of 1999 were the "Ubiquitous Semiconductor," "Telecommunications Explosion," and "Managing the Information Age," while increased weightings in "Life on the Net" and the "Life Sciences Revolution" also enhanced returns.

Looking at specific positions, Bluestone Software, Liberate Technologies, Micromuse, and Abgenix were among the individual stocks with the biggest impact on performance. Our biggest weighted themes as of year end were "Managing the Information Age," "The Telecommunications Explosion," and "The Ubiquitous Semiconductor."

Market Outlook: Looking out to the year 2000, we continue to see excellent opportunities for growth stocks. While it is unlikely that the market indices will repeat the spectacular performance of 1999, there are plenty of companies with attractive prospects at reasonable valuations. Thus, we believe that active managers will have the opportunity to outperform their benchmarks significantly in 2000 as market breadth improves from its recent narrow focus. Technology stocks should continue to lead the way as companies accelerate spending after restraining budgets in front of Y2K.

We expect the U.S. economic expansion to continue into 2000, forcing the Federal Reserve to continue to raise interest rates. Thus, we remain cautious towards interest rate sensitive stocks, especially financials. However, spending on communications networks should continue unabated as companies seek to realize cost reductions from using the Internet and information technology. The portfolio has focused on companies that provide the network infrastructure or those that help companies design and implement solutions for their businesses.

We believe the portfolio is well positioned in the current environment. We have focused on companies with very strong growth prospects and strong balance sheets that sell at reasonable multiples relative to their growth rates.

                                                                       December 31
                                ----------------------------------------------------------------------------------
                                1989    1990   1991    1992    1993    1994    1995    1996   1997     1998   1999
                                ----    ----   ----    ----    ----    ----    ----    ----   ----     ----   ----
Pilgrim SmallCap Opportunities
 Fund Class A With Sales
 Charge (5)                    10,000  8,654  13,666  15,742  19,018  18,218  20,402  24,107  27,709  29,812  73,617
Pilgrim SmallCap Opportunities
 Fund Class A Without Sales
 Charge (5)                    10,000  9,182  14,500  16,703  20,179  19,329  21,647  25,578  29,399  31,630  78,108
Russell 2000 Index             10,000  8,049  11,756  13,920  16,552  16,251  20,872  24,314  29,751  28,992  35,164

                           Average Annual Total Returns for the Periods Ended December 31, 1999
                           --------------------------------------------------------------------
                                                            Since Inception     Since Inception
                                                          of Class A, B and C     of Class I
                           1 Year     5 Year    10 Year         6/5/95              4/1/99
                           ------     ------    -------         ------              ------
Including Sales Charge:
 Class A (1)               132.73%        --         --         34.05%                  --
 Class B (2)               140.24%        --         --         34.71%                  --
 Class C (3)               144.12%        --         --         34.83%                  --
 Class T (4)               141.51%     31.45%     22.11%           --                   --
 Class I                       --         --         --            --               126.05%
Excluding Sales Charge:
 Class A                   146.94%        --         --         35.79%                  --
 Class B                   145.24%        --         --         34.86%                  --
 Class C                   145.12%        --         --         34.83%                  --
 Class T                   145.51%     31.45%     22.11%           --                   --
 Class I                       --         --         --            --               126.05%
Russell 2000 Index          21.26%     16.69%     13.40%        16.24%               28.21%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim SmallCap Opportunities Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4) Reflects deduction of the deferred Class T sales charge of 4.00% for the 1 year return.

(5) The figures shown for the years 1996 to 1999 provide performance for Class A shares of the Fund. The figures shown for the years 1989 to 1995 provide performance for Class T shares of the Fund revised to reflect expenses of Class A shares.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price variability than investing in stocks of larger companies. This Fund may invest in IPO's which may significantly impact performance.

* The Fund will close to new investors and new exchanges after February 29, 2000. Pilgrim reserves the right to close the Fund to new investors earlier than that date if it determines that the Fund Manager's ability to invest is being adversly affected by inflows.

                                   APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2001, by and between Pilgrim SmallCap Opportunities Fund, a Massachusetts business trust ("Pilgrim Trust"), with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its sole series, Pilgrim SmallCap Opportunities Fund (the "Acquiring Fund"), and ING Funds Trust, a Delaware business trust ("ING Trust"), with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, ING Small Cap Growth Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, and Class C voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Pilgrim Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the ING Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, and Class C Acquiring Fund Shares to be so credited to Class A, Class B, and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, and Class C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, and Class C Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2 The net asset value of a Class A, Class B, and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3 The number of the Class A, Class B, and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, and Class C shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be _____ ___, 2001, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Acquired Fund Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, and Class C shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the ING Trust, the ING Trust, on behalf of the Acquired Fund, represents and warrants to the Pilgrim Trust as follows:

     (a) The Acquired Fund is duly organized as a series of ING Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under ING Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) ING Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the ING Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the ING

Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or
(ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the ING Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Pilgrim Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. ING Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 1999 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the ING Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the ING Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Pilgrim Trust, the Pilgrim Trust, on behalf of the Acquiring Fund, represents and warrants to the ING Trust as follows:

     (a) The Acquiring Fund is duly organized as a series of the Pilgrim Trust, which is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Pilgrim Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Pilgrim Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Pilgrim Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Pilgrim Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Pilgrim Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the ING Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Pilgrim Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Pilgrim Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

     (o) The information to be furnished by the Pilgrim Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     (q) Either the Acquiring Fund or ING Pilgrim Investments, Inc. shall purchase and maintain a Directors and Officers errors and omissions insurance policy ("D&O/E&O Policy") for the benefit of Joseph Hankin and Jack Rehm containing substantially the same form and amount of coverage as each had under a D&O/E&O Policy of the Acquired Fund, such D&O/E&O Policy to be effective as of the Closing Date and continuing until the sixth (6th) anniversary of the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, and Class C Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The ING Trust, on behalf of the Acquired Fund, covenants that ING Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Pilgrim Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the ING Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) the Pilgrim Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the ING Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the ING Trust's election, to the performance by the Pilgrim Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Pilgrim Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Pilgrim Trust shall have delivered to the ING Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the ING Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Pilgrim Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the ING Trust shall reasonably request;

     6.3 The Pilgrim Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Pilgrim Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Pilgrim Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Pilgrim Trust's election to the performance by the ING Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the ING Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The ING Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the ING Trust;

     7.3 The ING Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Pilgrim Trust and dated as of the Closing Date, to the effect that the representations and warranties of the ING Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Pilgrim Trust shall reasonably request;

     7.4 The ING Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Trust, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the ING Trust, on behalf of the Acquired Fund ,or the Pilgrim Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:


     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the ING Trust's Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Pilgrim Trust nor the ING Trust may waive the conditions set forth in this paragraph 8.1;

      8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Pilgrim Trust or the ING Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert addressed to the ING Trust and the Pilgrim Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Pilgrim Trust and the ING Trust. Notwithstanding anything herein to the contrary, neither the Pilgrim Trust nor the ING Trust may waive the condition set forth in this paragraph 8.5.

9.   INDEMNIFICATION

     9.1 The Pilgrim Trust, out of the Acquiring Fund's assets, agrees to indemnify and hold harmless the ING Trust and each of the ING Trust's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the ING Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the Pilgrim Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 The ING Trust, out of the Acquired Fund's assets, agrees to indemnify and hold harmless the Pilgrim Trust and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Pilgrim Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the ING Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  BROKERAGE FEES AND EXPENSES

     10.1 Pilgrim Trust, on behalf of the Acquiring Fund, and the ING Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquiring Fund, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the other party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Pilgrim Trust and the ING Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before ___________ __, 200_, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the ING Trust and the Pilgrim Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the ING Trust pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, and Class C Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the ING Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: Louis
S. Citron, in each case with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10169, attn: Steven R. Howard; and to the Pilgrim Trust, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Pilgrim Trust or ING Trust personally, but shall bind only the trust property of the Acquiring Fund or the Acquired Fund, as provided in the Declaration of Trust of the Pilgrim Trust and the ING Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                 PILGRIM SMALLCAP OPPORTUNITIES FUND
                                        on behalf of its

                                        PILGRIM SMALLCAP OPPORTUNITIES FUND
                                        series

-----------------------------------     By:
SECRETARY                                  -------------------------------------

                                        Its:
                                            ------------------------------------


Attest:                                 ING FUNDS TRUST on behalf of its

                                        ING SMALL CAP GROWTH FUND series


-----------------------------------     By:
SECRETARY                                  -------------------------------------

                                        Its:
                                            ------------------------------------

                                   APPENDIX C

                        ADDITIONAL INFORMATION REGARDING
                       PILGRIM SMALLCAP OPPORTUNITIES FUND

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to three separate Classes of the Pilgrim SmallCap Opportunities Fund (the "Fund"): Class A, Class B, and Class C, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING Small Cap Growth Fund shares held by you immediately prior to the Reorganization, and the period that you held shares of ING Small Cap Growth Fund will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund involved in the Reorganization are shown and contrasted in the chart below.

                                        CLASS A        CLASS B        CLASS C
                                        -------        -------        -------
Maximum Initial Sales Charge on
 Purchases                              5.75%(1)       None            None
Contingent Deferred Sales Charge
 ("CDSC")                               None(2)        5.00%(3)        1.00%(4)
Annual Distribution (12b-1) and
 Service Fees (5)                       0.30%          1.00%           1.00%
Maximum Purchase                        Unlimited      $250,000        Unlimited
Automatic Conversion to Class A         N/A            8 Years(6)      N/A

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares made within 2 years of purchase. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.
(4)  Imposed upon redemption within 1 year from purchase.
(5)  Annual asset-based distribution charge.
(6) Class B shares of the Fund issued to shareholders of ING Small Cap Growth Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of ING Small Cap Growth Fund.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.

                                       AS A % OF THE          AS A %
       YOUR INVESTMENT                 OFFERING PRICE         OF NAV
       ---------------                 --------------         ------
       Less than $50,000                  5.75%               6.10%
       $50,000 - $99,999                  4.50%               4.71%
       $100,000 - $249,999                3.50%               3.63%
       $250,000 - $499,999                2.50%               2.56%
       $500,000 - $1,000,000              2.00%               2.04%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                              PERIOD DURING
      YOUR INVESTMENT                      CDSC             WHICH CDSC APPLIES
      ---------------                      ----             ------------------
      $1,000,000 - $2,499,999              1.00%                2 years
      $2,500,000 - $4,999,999              0.50%                1 year
      $5,000,000 and over                  0.25%                1 year

     Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of ING Small Cap Growth Fund that were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% for a period of 12 months from the date of purchase of the original shares of ING Small Cap Growth Fund.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim funds or ING funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds (excluding Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the Statement of Additional Information for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

           YEAR OF REDEMPTION AFTER PURCHASE                  CDSC
           ---------------------------------                  ----
           First                                              5%
           Second                                             4%
           Third                                              3%
           Fourth                                             3%
           Fifth                                              2%
           Sixth                                              1%
           After Sixth Year                                   None

     Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of ING Small Cap Growth Fund will convert to Class A shares eight years after the purchase of the original shares of ING Small Cap Growth Fund. For additional information on the CDSC and the conversion of Class B, see the Fund's Statement of Additional Information.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, as described in the Pilgrim Prospectus, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at 1-800-992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund may reinvest some or all of the proceeds in the same share Class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     RULE 12b-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Pilgrim Securities, Inc. (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B, and Class C shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                                       SERVICING FEE           DISTRIBUTION FEE
                                       -------------           ----------------
                   Class A                0.25%                     0.05%
                   Class B                0.25%                     0.75%
                   Class C                0.25%                     0.75%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B and Class C shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

     PURCHASING SHARES. The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly investments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. The NAV of each Class represents that Class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under "How to Purchase Shares" in the Pilgrim Prospectus have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of any Class of the Fund generally may be exchanged for shares of that same Class of any other open-end Pilgrim Fund or ING Fund without payment of any additional sales charge in most instances. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund or ING Fund should carefully review the Prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

     Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the Fund's Statement of Additional Information.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2000, ING Pilgrim Investments managed over $20.7 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim Investments and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if ING Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

DIVIDENDS, DISTRIBUTIONS & TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a Class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A, Class B, or Class C account in the Fund invested into a Pilgrim Fund or ING Fund which offers Class A, Class B, or Class C shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

PILGRIM SMALLCAP OPPORTUNITIES FUND                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The information in the table below, except the six months ended June 30, 2000, has been audited by PricewaterhouseCoopers LLP, independent auditors.

                                                         Six Months                        Class A
                                                           Ended                    Year Ended December 31,
                                                       June 30, 2000   ---------------------------------------------
                                                        (Unaudited)    1999      1998      1997      1996    1995(1)
                                                        -----------    ----      ----      ----      ----    -------
Operating performance:
 Net asset value, beginning of the period         $       59.35        29.00     27.77     24.72     20.92    19.56
 Net investment loss                              $       (0.13)       (0.32)    (0.27)    (0.02)    (0.04)   (0.09)
 Net realized and unrealized gain
  on investments                                  $        4.75        38.23      2.23      3.68      3.84     2.48
 Total from investment operations                 $        4.62        37.91      1.96      3.66      3.80     2.39
 Distributions from net realized gain             $          --        (7.56)    (0.73)    (0.61)       --    (1.03)
 Total distributions                              $          --        (7.56)    (0.73)    (0.61)       --    (1.03)
 Net asset value, end of the period               $       63.97        59.35     29.00     27.77     24.72    20.92
 Total return(2)                                  %        7.78       146.94      7.59     14.92     18.16    12.20
Ratios and supplemental data:
 Net assets at the end of the period (000s)       $     200,519      123,377    45,461    78,160    65,660    2,335
 Ratio of expenses to average net assets
  after reimbursement                             %        1.31 (3)     1.43      1.47      1.43      1.46     1.50 (3)
 Ratio of expenses to average net assets
  prior to expense reimbursement                  %        1.31 (3)     1.43      1.47      1.43      1.47     1.50 (3)
 Ratio of net investment loss to
  average net assets                              %       (0.80)(3)    (1.21)    (0.70)    (0.07)    (0.30)   (0.91)(3)
 Portfolio turnover                               %          64          223       257       175       140       71


                                                      Six Months                            Class B
                                                         Ended                       Year Ended December 31,
                                                     June 30, 2000    ------------------------------------------------
                                                      (Unaudited)     1999      1998       1997       1996     1995(1)
                                                      -----------     ----      ----       ----       ----     -------
Operating performance:
 Net asset value, beginning of the period         $       57.06        28.26     27.27      24.46      20.84     19.56
 Net investment loss                              $       (0.39)       (0.60)    (0.48)     (0.19)     (0.12)    (0.12)
 Net realized and unrealized gain
  on investments                                  $        4.63        36.96      2.20       3.61       3.74      2.43
 Total from investment operations                 $        4.24        36.36      1.72       3.42       3.62      2.31
 Distributions from net realized gain             $          --        (7.56)    (0.73)     (0.61)        --     (1.03)
 Total distributions                              $          --        (7.56)    (0.73)     (0.61)        --     (1.03)
 Net asset value, end of the period               $       61.30        57.06     28.26      27.27      24.46     20.84
 Total return(2)                                  %        7.43       145.24      6.84      14.10      17.37     11.79
Ratios and supplemental data:
 Net assets at the end of the period (000s)       $     331,731      264,677   124,065    169,516    126,859     1,491
 Ratio of expenses to average net assets
  after reimbursement                             %        2.01 (3)     2.15      2.18       2.15       2.17      2.20 (3)
 Ratio of expenses to average net assets
  prior to expense reimbursement                  %        2.01 (3)     2.15      2.18       2.15       2.18      2.21 (3)
 Ratio of net investment loss to
  average net assets                              %       (1.53)(3)    (1.93)    (1.43)     (0.78)     (1.01)    (1.64)(3)
 Portfolio turnover                               %          64          223       257        175        140        71


                                                         Six Months                         Class C
                                                           Ended                       Year Ended Dec. 31,
                                                       June 30, 2000     --------------------------------------------
                                                        (Unaudited)      1999      1998     1997      1996    1995(1)
                                                        -----------      ----      ----     ----      ----    -------
Operating performance:
 Net asset value, beginning of the period         $        56.98         28.24    27.26     24.46     20.84    19.56
 Net investment loss                              $        (0.22)        (0.53)   (0.55)    (0.20)    (0.13)   (0.15)
 Net realized and unrealized gain
  (loss) on investments                           $         4.44         36.83     2.26      3.61      3.75     2.46
 Total from investment operations                 $         4.22         36.30     1.71      3.41      3.62     2.31
 Distributions from net realized gain             $           --         (7.56)   (0.73)    (0.61)       --    (1.03)
 Total distributions                              $           --         (7.56)   (0.73)    (0.61)       --    (1.03)
 Net asset value, end of the period               $        61.20         56.98    28.24     27.26     24.46    20.84
 Total return(2)                                  %         7.41        145.12     6.81     14.06     17.37    11.79
Ratios and supplemental data:
 Net assets at the end of the period (000s)       $       135,623        72,581   29,746    51,460    37,342       62
 Ratio of expenses to average net
  assets after reimbursement                      %         2.01 (3)      2.18     2.22      2.18      2.20     2.20 (3)
 Ratio of expenses to average net
   assets prior to expense reimbursement          %         2.01 (3)      2.18     2.22      2.18      2.21     2.23 (3)
 Ratio of net investment loss to average
  net assets                                      %        (1.57)(3)     (1.96)   (1.45)    (0.82)    (1.03)   (1.60)(3)
 Portfolio turnover                               %           64           223      257       175       140       71


----------
(1)  Classes A, B & C commenced operations on June 5, 1995.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

                 See Accompanying Notes to Financial Statements

                                   APPENDIX D

The following is a list of the ING Funds and Pilgrim Funds and the classes of shares of each Fund that are expected to be offered at or shortly after the
Reorganization:

FUND                                                       CLASSES OFFERED
----                                                       ---------------
ING FUNDS
U.S. EQUITY
Internet Fund                                              A, B and C
Tax Efficient Equity Fund                                  A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                       A, B and C
Global Communications Fund                                 A, B and C
Global Information Technology Fund                         A, B and C

FIXED INCOME
High Yield Bond Fund                                       A, B and C
Intermediate Bond Fund                                     A, B and C
Money Market Fund                                          A, B, C and I
National Tax-Exempt Bond Fund                              A, B and C

PILGRIM FUNDS
U.S. EQUITY
Balanced Fund                                              A, B, C, Q and T
Bank and Thrift Fund                                       A and B
Convertible Fund                                           A, B, C and Q
Corporate Leaders Trust Fund                               A
Growth and Income Fund                                     A, B, C and Q
Growth + Value Fund                                        A, B, C and Q
Growth Opportunities Fund                                  A, B, C, Q, I and T
LargeCap Growth Fund                                       A, B, C and Q
MagnaCap Fund                                              A, B, C, Q and M
MidCap Growth Fund                                         A, B, C and Q
MidCap Opportunities Fund                                  A, B, C, Q and I
Research Enhanced Index Fund                               A, B, C, Q and I
SmallCap Growth Fund                                       A, B, C, Q
SmallCap Opportunities Fund                                A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                   A, B and M
Emerging Countries Fund                                    A, B, C and Q
Gold Fund (to be renamed Precious Metals Fund)             A
International Fund                                         A, B, C and Q
International Core Growth Fund                             A, B, C and Q
International SmallCap Growth Fund                         A, B, C and Q
International Value Fund                                   A, B, C and Q
Troika Dialog Russia Fund                                  A
Worldwide Growth Fund                                      A, B, C and Q

FIXED INCOME
GNMA Income Fund                                           A, B, C, Q, M and T
High Yield Fund                                            A, B, C, Q and M
High Yield Fund II                                         A, B, C, Q and T
Lexington Money Market Trust                               A
Pilgrim Money Market Fund                                  A, B and C
Strategic Income Fund                                      A, B, C and Q

                                   APPENDIX E

     As of December 1, 2000, no persons owned beneficially or of record 5% or more of the outstanding shares of any Class of Pilgrim SmallCap Opportunities Fund.

     As of December 1, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of ING Small Cap Growth Fund:

                                                   % OF CLASS           % OF FUND            % OF FUND
                                                     BEFORE              BEFORE                AFTER
          NAME AND ADDRESS             CLASS     REORGANIZATION      REORGANIZATION       REORGANIZATION
          ----------------             -----     --------------      --------------       --------------
ING America Insurance Holdings, Inc.     A           85.54%              72.40%                ___%
        Investment Accounts
      Attn: David Pendergrass
      5780 Powers Ferry Rd. NW
    Atlanta, Georgia 30327-4347

                                     PART B

                       PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                       Statement of Additional Information
                              __________ ___, 2000
--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities    By and in Exchange for Shares of
of ING Small Cap Growth Fund                 Pilgrim SmallCap Opportunities Fund
(a series of ING Funds Trust)                7337 East Doubletree Ranch Road
7337 East Doubletree Ranch Road              Scottsdale, Arizona  85258
Scottsdale, Arizona  85258

     This Statement of Additional Information is available to the Shareholders of ING Small Cap Growth Fund in connection with a proposed transaction whereby all of the assets and liabilities of ING Small Cap Growth Fund, a series of ING Funds Trust, will be transferred to Pilgrim SmallCap Opportunities Fund in exchange for shares of Pilgrim SmallCap Opportunities Fund.

     This Statement of Additional Information of the Pilgrim SmallCap Opportunities Fund consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim SmallCap Opportunities Fund dated November 1, 2000, as filed on November 1, 2000.

2. The Statement of Additional Information for ING Funds Trust dated November 6, 2000, as filed on November 6, 2000.

3. The Financial Statements of Pilgrim SmallCap Opportunities Fund are included in the Annual Report of Pilgrim SmallCap Opportunities Fund dated December 31, 1999, as filed on March 6, 2000.

4. The Financial Statements of Pilgrim SmallCap Opportunities Fund are included in the Semi-Annual Report of Pilgrim SmallCap Opportunities Fund dated June 30, 2000, as filed on September 11, 2000.

5. The Financial Statements of ING Small Cap Growth Fund are included in the Annual Report of ING Funds Trust dated October 31, 1999, as filed on December 29, 1999.

6. The Financial Statements of ING Small Cap Growth Fund are included in the Semi-Annual Report of ING Funds Trust dated April 30, 2000, as filed on July 7, 2000.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated ________ ___, 2000 relating to the reorganization of ING Small Cap Growth Fund may be obtained, without charge, by writing to ING Funds Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or by calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the reorganization is consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolios of Investments (unaudited) for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          PILGRIM             ING
                                                          SMALLCAP          SMALLCAP
                                                        OPPORTUNITIES        GROWTH       PRO FORMA             PRO FORMA
                                                            FUND              FUND       ADJUSTMENTS             COMBINED
                                                            ----              ----       -----------             --------
ASSETS:
 Investments at value*                                  $696,236,705      $49,420,776                         $ 745,657,481
 Repurchase agreements                                     6,123,000        6,046,000                            12,169,000
 Cash                                                            100           53,704                                53,804
 Receivable for investment securities sold                10,211,605          709,078                            10,920,683
 Receivable for fund shares of beneficial
  interest sold                                              473,268           23,392                               496,660
 Dividends and interest receivable                            26,195            3,703                                29,898
 Other receivables                                                --           18,041                                18,041
 Prepaid expenses                                            103,498           14,676                               118,174
                                                        ------------      -----------    ------------          ------------
      Total Assets                                       713,174,371       56,289,370              --           769,463,741
                                                        ------------      -----------    ------------          ------------

LIABILITIES:
 Payable for investment securities purchased              11,289,539          922,366                            12,211,905
 Investment advisory fee payable                             409,087               --                               409,087
 Payable for fund shares of beneficial
  interest reacquired                                        937,329               --                               937,329
 Distribution fees payable                                   433,294               --                               433,294
 Administrative service fees payable                          46,357               --                                46,357
 Transfer agent fees payable                                 233,341               --                               233,341
 Other accrued expenses and liabilities                       57,970           74,373                               132,343
                                                        ------------      -----------    ------------          ------------
      Total Liabilities                                   13,406,917          996,739              --            14,403,656
                                                        ------------      -----------    ------------          ------------
NET ASSETS                                              $699,767,454      $55,292,631    $         --          $755,060,085
                                                        ============      ===========    ============          ============
NET ASSETS CONSIST OF:
 Paid-in capital for shares of beneficial
  interest, $.01 par value                               397,860,986       37,501,982                           435,362,968
 Accumulated net investment loss                          (4,501,533)        (511,065)                           (5,012,598)
 Accumulated net realized gain (loss)
  on investments                                          82,781,042        7,237,420                            90,018,462
 Net unrealized appreciation (depreciation)
  of investments                                         223,626,959       11,064,294                           234,691,253
                                                        ------------      -----------    ------------          ------------
      Net Assets                                        $699,767,454      $55,292,631    $          0          $755,060,085
                                                        ============      ===========    ============          ============

CLASS A:
   Net Assets                                           $200,519,311      $47,396,156                          $247,915,467
   Shares outstanding                                      3,134,517        2,903,867      (2,162,955)(A)         3,875,429
   Net asset value and redemption price per share       $      63.97      $     16.32                          $      63.97
   Maximum offering price per share                     $      67.87      $     17.32                          $      67.87
CLASS B:
   Net Assets                                           $331,731,146      $ 3,196,772    $  1,686,982 (A)(B)   $336,614,900
   Shares outstanding                                      5,411,898          197,831        (118,161)(A)(B)      5,491,568
   Net asset value and redemption price per share       $      61.30      $     16.16                          $      61.30
   Maximum offering price per share                     $      61.30      $     16.16                          $      61.30
CLASS C:
   Net Assets                                           $135,623,455      $ 3,012,721                          $138,636,176
   Shares outstanding                                      2,215,945          186,491        (137,264)(A)         2,265,172
   Net asset value and redemption price per share       $      61.20      $     16.15                          $      61.20
   Maximum offering price per share                     $      61.20              N/A                          $      61.20
CLASS T:
   Net Assets                                           $ 30,429,149              N/A                          $ 30,429,149
   Shares outstanding                                        493,272              N/A                               493,272
   Net asset value and redemption price per share       $      61.69              N/A                          $      61.69
   Maximum offering price per share                     $      61.69              N/A                          $      61.69
CLASS I:
   Net Assets                                           $        307              N/A                          $        307
   Shares outstanding                                              5              N/A                                     5
   Net asset value and redemption price per share       $      64.22              N/A                          $      64.22
   Maximum offering price per share                     $      64.22              N/A                          $      64.22
CLASS Q:
   Net Assets                                           $  1,464,086              N/A                          $  1,464,086
   Shares outstanding                                         22,879              N/A                                22,879
   Net asset value and redemption price per share       $      63.99              N/A                          $      63.99
   Maximum offering price per share                     $      63.99              N/A                          $      63.99
CLASS X:
   Net Assets                                                    N/A      $ 1,686,982    $ (1,686,982)(B)               N/A
   Shares outstanding                                            N/A          104,357        (104,357)(B)               N/A
   Net asset value and redemption price per share                N/A      $     16.17                                   N/A
   Maximum offering price per share                              N/A              N/A                                   N/A

*  Cost of securities                                   $472,609,746      $38,356,482                         $ 510,966,228

(A) Reflects new shares issued, net of retired shares of the Fund.
(B) Reflects merging of Class X into Class B.

                 See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS  (UNAUDITED)
--------------------------------------------------------------------------------

                                                         PILGRIM            ING
                                                         SMALLCAP         SMALLCAP
                                                       OPPORTUNITIES       GROWTH         PRO FORMA          PRO FORMA
                                                           FUND             FUND         ADJUSTMENTS         COMBINED
                                                       -------------    -------------   -------------      -------------
                                                       TWELVE MONTHS    TWELVE MONTHS   TWELVE MONTHS      TWELVE MONTHS
                                                           ENDED            ENDED           ENDED             ENDED
                                                        30-JUN-2000      30-JUN-2000     30-JUN-2000       30-JUN-2000
                                                        -----------      -----------     -----------       -----------
INVESTMENT INCOME:
 Dividends                                             $    312,673      $    36,088                       $    348,761
 Interest                                                 1,656,395          197,563                          1,853,958
 Other                                                      150,488               --                            150,488
                                                       ------------      -----------      ---------        ------------
      Total investment income                             2,119,556          233,651                          2,353,207
                                                       ------------      -----------      ---------        ------------
EXPENSES:
 Investment advisory fees                                 4,892,373(D)       438,044                          5,330,417
 Distribution expenses
   Class A                                                  384,334          296,470       (177,483)(A)         503,321
   Class B                                                2,500,105           16,252         10,297 (C)       2,526,654
   Class C                                                  830,583           15,144                            845,727
   Class T                                                  264,715               --                            264,715
   Class Q                                                      480               --                                480
   Class X                                                       --           10,297        (10,297)(C)              --
 Administrative fees                                        446,932               --         43,874 (A)         490,806
 Transfer agent and shareholder servicing expenses          610,864          142,457        (85,149)(A)         668,172
 Directors' fees and expenses                                10,554              489           (489)(B)          10,554
 Professional fees                                           24,292           26,133        (20,906)(B)          29,519
 Printing and mailing expenses                              147,607           14,839                            162,446
 Accounting and custodian expenses                          135,237           69,967        (55,974)(B)         149,230
 Registration fees                                           52,486           46,813        (37,450)(B)          61,849
 Miscellaneous expenses                                     129,748            9,924                            139,672
                                                       ------------      -----------      ---------        ------------
      Total expenses                                     10,430,310        1,086,830       (333,577)         11,183,562
 Less expenses reimbursed by management company                              457,599       (457,599)(A)              --
                                                       ------------      -----------      ---------        ------------
      Net expenses                                       10,430,310          629,231        124,022          11,183,562
 Net investment income (loss)                            (8,310,754)        (395,580)      (124,022)         (8,830,355)
                                                       ------------      -----------      ---------        ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from:
  Investments                                           136,163,602        7,237,422                        143,401,024
 Net change in unrealized appreciation of:
  Investments                                            34,800,263       23,735,969                         58,536,232
                                                       ------------      -----------      ---------        ------------
 Net gain from investments                              170,963,865       30,973,391                        201,937,256
                                                       ------------      -----------      ---------        ------------
      NET INCREASE IN NET ASSETS RESULTING FROM
       OPERATIONS                                      $162,653,111      $30,577,811      $(124,022)       $193,106,901
                                                       ============      ===========      =========        ============

----------
(A) Reflects adjustment in expenses due to effects of proposed contract rate.
(B) Reflects adjustment in expenses due to elimination of duplicative services.
(C) Reflects merging of Class X into Class B.
(D) Reflects increase in management fee from 0.75% to 1.00% effective August 25, 2000.

                 See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

   PILGRIM        ING                                                                 PILGRIM           ING
   SMALLCAP     SMALLCAP                                                              SMALLCAP        SMALLCAP
OPPORTUNITIES    GROWTH     PRO FORMA                                               OPPORTUNITIES      GROWTH       PRO FORMA
    SHARES       SHARES      SHARES                                                 MARKET VALUE    MARKET VALUE   MARKET VALUE
    ------       ------      ------                                                 ------------    ------------   ------------
                                      COMMON STOCKS:  98.75%

                                      ADVERTISING:  0.04%
                  7,700      7,700    Lamar Advertising Co.                                         $    333,506  $     333,506
                                                                                    -------------   ------------  -------------
                                      AGRICULTURE:  0.07%
                 20,000     20,000    Delta & Pine Land Company                                          501,250        501,250
                                                                                    -------------   ------------  -------------
                                      APPAREL: 0.17%
                 10,000     10,000    McNaughton Apparel Group, Inc.                                     105,000        105,000
    59,700                  59,700    Russell Corp.                                 $   1,194,000                     1,194,000
                                                                                    -------------   ------------  -------------
                                                                                        1,194,000        105,000      1,299,000
                                                                                    -------------   ------------  -------------
                                      BANKS:  0.06%
                 10,000     10,000    Slicon Valley Bancshares                                           426,250        426,250
                                                                                    -------------   ------------  -------------
                                      BIOTECHNOLOGY: 6.53%
    99,100                  99,100 @  Aclara BioSciences, Inc.                          5,047,905                     5,047,905
   116,800                 116,800 @  Charles River Laboratories Int'l                  2,591,500                     2,591,500
                  6,800      6,800    CuraGen Corp.                                                      258,825        258,825
   137,900                 137,900 @  Diacrin, Inc.                                     1,085,961                     1,085,961
    45,600                  45,600 @  Genome Therapeutics Corp.                         1,387,950                     1,387,950
                  7,200      7,200    Idec Pharmaceuticals Corp.                                         844,650        844,650
    80,000                  80,000 @  Incyte Genomics, Inc.                             6,575,000                     6,575,000
    35,300                  35,300 @  Inhale Therapeutic Systems, Inc.                  3,581,847                     3,581,847
    54,300                  54,300 @  Invitrogen Corp.                                  4,083,530                     4,083,530
    53,500                  53,500 @  Maxygen                                           3,036,961                     3,036,961
    25,200                  25,200 @  Orchid BioSciences, Inc.                            956,813                       956,813
    44,700        2,800     47,500 @  Protein Design Labs, Inc.                         7,373,405        461,869      7,835,274
    47,300                  47,300 @  Sequenom, Inc.                                    2,146,238                     2,146,238
   341,800                 341,800 @  Texas Biotech Corp.                               6,494,200                     6,494,200
                 10,800     10,800    Vical, Inc.                                                        207,900        207,900
    70,600                  70,600 @  Visible Genetics, Inc.                            3,185,825                     3,185,825
                                                                                    -------------   ------------  -------------
                                                                                       47,547,135      1,773,244     49,320,379
                                                                                    -------------   ------------  -------------
                                      COMMERCIAL SERVICES: 5.23%
   131,000                 131,000 @  Albany Molecular Research, Inc.                   7,131,313                     7,131,313
   145,600                 145,600 @  Aurora Biosciences Corp.                          9,928,100                     9,928,100
                 30,000     30,000    Boren Lapore & Associates Inc.                                     277,500        277,500
    75,700                  75,700 @  First Health Group Corp.                          2,483,906                     2,483,906
   147,300                 147,300 @  Heidrick & Struggles, Inc.                        9,298,312                     9,298,312
   282,600                 282,600 @  Korn/Ferry Int'l                                  8,954,888                     8,954,888
                 65,000     65,000    Spherion Corporation                                             1,153,750      1,153,750
                 20,000     20,000    Sylvan Learning Systems Inc.                                       275,000        275,000
                                                                                    -------------   ------------  -------------
                                                                                       37,796,519      1,706,250     39,502,769
                                                                                    -------------   ------------  -------------
                                      COMPUTERS: 1.44%
    40,900                  40,900 @  Immersion                                         1,227,000                     1,227,000
   176,000                 176,000 @  Manhattan Associates, Inc.                        4,400,000                     4,400,000
    37,000                  37,000 @  Silicon Storage Technology, Inc.                  3,267,563                     3,267,563
    37,000                  37,000 @  Stratos Lightwave, Inc                            1,031,375                     1,031,375
     5,600                   5,600 @  Turnstone Systems, Inc                              927,763                       927,763
                                                                                    -------------   ------------  -------------
                                                                                       10,853,701             --     10,853,701
                                                                                    -------------   ------------  -------------
                                      DIVERSIFIED FINANCIAL SERVICES: 1.67%
   151,100                 151,100 @  CompuCredit Corp.                                 4,533,000                     4,533,000
   178,100                 178,100    Paine Webber Group, Inc.                          8,103,550                     8,103,550
                                                                                    -------------   ------------  -------------
                                                                                       12,636,550             --     12,636,550
                                                                                    -------------   ------------  -------------
                                      ELECTRIC: 0.85%
   188,800                 188,800    Kansas City Power & Light                         4,248,000                     4,248,000
   117,500                 117,500 @  NRG Energy, Inc.                                  2,144,375                     2,144,375
                                                                                    -------------   ------------  -------------
                                                                                        6,392,375             --      6,392,375
                                                                                    -------------   ------------  -------------
                                      ELECTRICAL COMPONENTS & EQUIPMENT: 1.61%
   104,200                 104,200 @  Advanced Energy Industries                        6,141,286                     6,141,286
     8,600                   8,600 @  Capstone Turbine Corp.                              387,537                       387,537
    49,350                  49,350 @  Power-One, Inc.                                   5,622,816                     5,622,816
                                                                                    -------------   ------------  -------------
                                                                                       12,151,639             --     12,151,639
                                                                                    -------------   ------------  -------------
                                      ELECTRONICS: 1.73%
    65,900                  65,900 @  Electro Scientific Industries, Inc.               2,901,659                     2,901,659
   231,800                 231,800 @  Kent Electronics Corp.                            6,910,538                     6,910,538
                 20,000     20,000    Kinseki                                                            338,376        338,376
   107,300                 107,300 @  Packard Biosciences                               1,824,100                     1,824,100
                 11,200     11,200    Sawtek, Inc.                                                       644,700        644,700
                 30,000     30,000    Surge Components, Inc.                                             142,031        142,031
                  7,500      7,500    Vishay Intertechnology, Inc.                                       284,531        284,531
                                                                                    -------------   ------------  -------------
                                                                                       11,636,297      1,409,638     13,045,935
                                                                                    -------------   ------------  -------------
                                      ENVIRONMENTAL CONTROL: 0.02%
     8,000                   8,000 @  Waste Connections, Inc.                             158,000                       158,000
                                                                                    -------------   ------------  -------------
                                      HEALTHCARE-PRODUCTS: 2.07%
   196,000                 196,000 @  Cytyc Corp.                                      10,461,500                    10,461,500
   203,300                 203,300 @  Edwards Lifesciences Corp.                        3,888,113                     3,888,113
   114,100                 114,100 @  Kensey Nash Corp.                                 1,269,363                     1,269,363
                                                                                    -------------   ------------  -------------
                                                                                       15,618,976             --     15,618,976
                                                                                    -------------   ------------  -------------

   PILGRIM        ING                                                                 PILGRIM           ING
   SMALLCAP     SMALLCAP                                                              SMALLCAP        SMALLCAP
OPPORTUNITIES    GROWTH     PRO FORMA                                               OPPORTUNITIES      GROWTH       PRO FORMA
    SHARES       SHARES      SHARES                                                 MARKET VALUE    MARKET VALUE   MARKET VALUE
    ------       ------      ------                                                 ------------    ------------   ------------
                                      HEALTHCARE-SERVICES:  6.99%
   266,000                 266,000 @  Community Health Systems, Inc.                    4,305,875                     4,305,875
    89,400                  89,400 @  Coventry Health Care, Inc.                        1,191,534                     1,191,534
                 57,000     57,000    Health Management Associates, Inc.                                 744,562        744,562
    89,900                  89,900 @  Laboratory Corp. of America Holdings              6,933,538                     6,933,538
   319,800                 319,800 @  LifePoint Hospitals, Inc                          7,115,550                     7,115,550
   139,200                 139,200 @  Oxford Health Plans                               3,314,700                     3,314,700
   196,400                 196,400 @  Province Healthcare Co.                           7,094,950                     7,094,950
    99,200                  99,200 @  Quest Diagnostics, Inc.                           7,099,000                     7,099,000
   338,800                 338,800 @  Triad Hospitals, Inc.                             8,194,725                     8,194,725
   131,400                 131,400 @  Trigon Healthcare, Inc.                           6,775,313                     6,775,313
                                                                                    -------------   ------------  -------------
                                                                                       52,025,185        744,562     52,769,747
                                                                                    -------------   ------------  -------------
                                      HOME BUILDERS:  0.07%
                 40,000     40,000    DR Horton, Inc.                                                    542,500        542,500
                                                                                    -------------   ------------  -------------
                                      INSURANCE: 1.31%
   166,900                 166,900    Radian Group, Inc.                                8,637,075                     8,637,075
    35,700                  35,700    PartnerRe, Ltd.                                   1,265,119                     1,265,119
                                                                                    -------------   ------------  -------------
                                                                                        9,902,194              -      9,902,194
                                                                                    -------------   ------------  -------------
                                      INTERNET:  1.08%
                 22,500     22,500    Alteon Websystems Inc.                                           2,251,406      2,251,406
                 44,000     44,000    C-Bridge Internet Solutions Inc.                                   764,500        764,500
                  9,000      9,000    Checkfree Corporation                                              464,063        464,063
    21,800                  21,800 @  Digital Insight Corp.                               741,200                       741,200
                 21,000     21,000    Emusic.com, Inc.                                                    49,875         49,875
                 15,000     15,000    Integrated Information Systems, Inc.                               122,812        122,812
                 15,000     15,000    Kana Communications, Inc.                                          928,125        928,125
                 10,000     10,000    Keynote Systems, Inc.                                              705,625        705,625
                  3,000      3,000    Lante Corp.                                                         61,313         61,313
                  5,000      5,000    Portal Software, Inc.                                              319,375        319,375
                  6,000      6,000    QRS Corp.                                                          147,375        147,375
                  4,000      4,000    Smartserv Online, Inc.                                             282,250        282,250
                 20,000     20,000    Teligent, Inc.                                                     472,500        472,500
                 20,000     20,000    Viant Corp.                                                        592,500        592,500
                  4,250      4,250    WatchGuard Technologies                                            233,484        233,484
                                                                                    -------------   ------------  -------------
                                                                                          741,200      7,395,203      8,136,403
                                                                                    -------------   ------------  -------------
                                      MACHINERY-DIVERSIFIED: 0.84%
    23,300                  23,300 @  Brooks Automation, Inc.                           1,489,742                     1,489,742
    74,600                  74,600 @  PRI Automation, Inc.                              4,878,141                     4,878,141
                                                                                    -------------   ------------  -------------
                                                                                        6,367,883              -      6,367,883
                                                                                    -------------   ------------  -------------
                                      MEDIA:  0.43%
    78,800                  78,800 @  Emmis Communications Corp.                        3,260,350                     3,260,350
                                                                                    -------------   ------------  -------------
                                      OIL & GAS PRODUCERS:  6.63%
   125,000                 125,000 @  Atwood Oceanics                                   5,546,875                     5,546,875
   295,300                 295,300    Cross Timbers Oil Co.                             6,533,513                     6,533,513
                  4,000      4,000    Devon Energy Corp.                                                 224,750        224,750
                 10,000     10,000    EOG Resources, Inc.                                                335,000        335,000
                 10,000     10,000    Forest Oil Corp.                                                   159,375        159,375
   128,100                 128,100 @  HS Resources, Inc.                                3,843,000                     3,843,000
   403,100                 403,100 @  Key Energy Group                                  3,879,838                     3,879,838
    74,000                  74,000 @  Louis Dreyfus Natural Gas                         2,317,125                     2,317,125
   131,200                 131,200 @  Marine Drilling Co., Inc.                         3,673,600                     3,673,600
    78,200                  78,200 @  Newfield Exploration Co.                          3,059,575                     3,059,575
   186,000        2,300    188,300 @  Precision Drilling Corp.                          7,184,250         88,838      7,273,088
   223,900                 223,900 @  Pride Int'l, Inc.                                 5,541,525                     5,541,525
   130,600                 130,600 @  Spinnaker Exploration Co.                         3,346,625                     3,346,625
    40,800       10,000     50,800 @  Stone Energy Corp.                                2,437,800        597,500      3,035,300
                 10,000     10,000    Swift Energy Co.                                                   283,750        283,750
                 19,000     19,000    Transocean Sedco Forex Inc.                                      1,015,313      1,015,313
                                                                                    -------------   ------------  -------------
                                                                                       47,363,726      2,704,526     50,068,252
                                                                                    -------------   ------------  -------------
                                      OIL & GAS SERVICES: 4.40%
   109,800                 109,800 @  BJ Services Co.                                   6,862,500                     6,862,500
   116,700                 116,700 @  Cooper Cameron Corp.                              7,702,200                     7,702,200
   124,000        6,000    130,000 @  Dril-Quip                                         5,797,000        280,500      6,077,500
   107,600                 107,600 @  Global Industries Ltd.                            2,030,950                     2,030,950
                 50,000     50,000    Input/Output, Inc.                                                 421,875        421,875
   190,000                 190,000 @  National-Oilwell, Inc.                            6,246,250                     6,246,250
    92,400                  92,400 @  Universal Compression Holdings                    3,095,400                     3,095,400
                 29,400     29,400    Veritas DGC, Inc.                                                  764,400        764,400
                                                                                    -------------   ------------  -------------
                                                                                       31,734,300      1,466,775     33,201,075
                                                                                    -------------   ------------  -------------
                                      PHARMACEUTICALS:  14.95%
    75,400                  75,400 @  Abgenix, Inc.                                     9,037,397                     9,037,397
   141,700                 141,700 @  Alkermes, Inc.                                    6,677,611                     6,677,611
    61,200                  61,200    Alpharma, Inc.                                    3,809,700                     3,809,700
                 30,000     30,000    Amerisource Health Corp.                                           930,000        930,000
   130,700                 130,700 @  Anesta Corp.                                      3,251,163                     3,251,163
                 35,000     35,000    Avax Technologies, Inc.                                            317,187        317,187
   174,900                 174,900 @  Celgene Corp.                                    10,297,238                    10,297,238
   141,300                 141,300 @  Cephalon, Inc.                                    8,460,338                     8,460,338
   184,400                 184,400 @  COR Therapeutics, Inc.                           15,731,625                    15,731,625
    81,500                  81,500 @  Cubist Pharmaceuticals, Inc.                      4,013,875                     4,013,875
                 30,000     30,000    Genta, Inc.                                                        195,000        195,000
   170,500                 170,500 @  Ilex Oncology, Inc.                               6,010,125                     6,010,125
                 46,500     46,500    Inkine Pharmaceutical Co.                                          226,688        226,688
   321,600                 321,600 @  Intrabiotics Pharmaceuticals, Inc.                8,582,700                     8,582,700
                 15,700     15,700    Medarex, Inc.                                                    1,326,650      1,326,650
   140,400                 140,400 @  Pharmacopeia, Inc.                                6,511,050                     6,511,050
    67,700                  67,700 @  Priority Healthcare Corp.                         5,030,956                     5,030,956
   105,800                 105,800 @  Syncor Int'l Corp.                                7,617,600                     7,617,600
    80,100                  80,100 @  Trimeris, Inc.                                    5,601,994                     5,601,994
    52,400                  52,400 @  United Therapeutics Corp.                         5,678,850                     5,678,850
    33,900                  33,900 @  Vertex Pharmaceuticals, Inc.                      3,572,212                     3,572,212
                                                                                    -------------   ------------  -------------
                                                                                      109,884,434      2,995,525    112,879,959
                                                                                    -------------   ------------  -------------

   PILGRIM        ING                                                                 PILGRIM           ING
   SMALLCAP     SMALLCAP                                                              SMALLCAP        SMALLCAP
OPPORTUNITIES    GROWTH     PRO FORMA                                               OPPORTUNITIES      GROWTH       PRO FORMA
    SHARES       SHARES      SHARES                                                 MARKET VALUE    MARKET VALUE   MARKET VALUE
    ------       ------      ------                                                 ------------    ------------   ------------
                                      PIPELINES:  0.10%
                 15,300     15,300    EL Paso Energy Corp.                                               779,344        779,344
                                                                                    -------------   ------------  -------------
                                      RETAIL:  5.43%
    48,900                  48,900 @  AnnTaylor Stores Corp.                            1,619,812                     1,619,812
                 12,500     12,500    American Eagle Outfitters                                          175,000        175,000
                  9,150      9,150    Cost Plus, Inc. /California                                        262,491        262,491
    91,400                  91,400 @  Factory 2-U Stores, Inc.                          3,456,063                     3,456,063
    37,300                  37,300 @  Krispy Kreme Doughnuts, Inc.                      2,741,550                     2,741,550
    16,300                  16,300 @  Linens 'N Things, Inc.                              442,138                       442,138
   156,400                 156,400 @  Michaels Stores, Inc.                             7,165,075                     7,165,075
   266,000                 266,000 @  MSC Industrial Direct Co.                         5,569,375                     5,569,375
   171,000                 171,000 @  Pacific Sunwear of California                     3,206,250                     3,206,250
                 60,000     60,000    Pier 1 Imports, Inc                                                585,000        585,000
    81,200                  81,200    Talbots, Inc.                                     4,460,925                     4,460,925
   156,100                 156,100 @  Too, Inc.                                         3,970,794                     3,970,794
   242,100                 242,100 @  Tweeter Home Entertainment Group                  7,353,788                     7,353,788
                                                                                    -------------   ------------  -------------
                                                                                       39,985,770      1,022,491     41,008,261
                                                                                    -------------   ------------  -------------
                                      SAVINGS & LOANS:  0.02%
                 10,000     10,000    American Financial Holdings, Inc.                                  158,750        158,750
                                                                                    -------------   ------------  -------------
                                      SEMICONDUCTORS:  17.45%
    74,200                  74,200 @  Alpha Industries                                  3,269,438                     3,269,438
                 15,000     15,000    Anadigics, Inc.                                                    510,937        510,937
   159,200       11,800    171,000 @  Asyst Technologies, Inc.                          5,452,600        404,150      5,856,750
   146,400                 146,400 @  ATMI, Inc.                                        6,807,600                     6,807,600
                  5,000      5,000    Bookham Technology PLC                                             296,250        296,250
   103,000       15,000    118,000 @  Credence Systems Corp.                            5,684,313        827,812      6,512,125
    97,200                  97,200 @  Exar Corp.                                        8,474,625                     8,474,625
    84,500                  84,500 @  Fairchild Semiconductor Int'l                     3,422,250                     3,422,250
    53,100                  53,100 @  Globespan, Inc.                                   6,482,348                     6,482,348
    24,100                  24,100    Helix Technology Corp.                              939,900                       939,900
    60,000                  60,000 @  Integrated Device Technology, Inc.                3,592,500                     3,592,500
    75,400                  75,400 @  Intersil Holding Corp.                            4,076,313                     4,076,313
                  5,800      5,800    Kla-Tencor Corp.                                                   339,663        339,663
   133,100                 133,100 @  Kulicke & Soffa Industries                        7,902,813                     7,902,813
   141,300       14,100    155,400 @  Lam Research Corp.                                5,298,750        528,750      5,827,500
                 49,000     49,000    LTX Corp.                                                        1,711,938      1,711,938
   167,400                 167,400 @  Micrel, Inc.                                      7,271,438                     7,271,438
                 23,700     23,700    Novellus Systems Inc.                                            1,340,531      1,340,531
                  5,000      5,000    Quantum Effect Devices Inc.                                        285,000        285,000
    50,800                  50,800 @  Qlogic Corp.                                      3,355,975                     3,355,975
   232,200                 232,200 @  Quicklogic Corp.                                  5,166,450                     5,166,450
    26,100                  26,100 @  Rudolph Technologies, Inc.                        1,011,375                     1,011,375
    90,600                  90,600 @  Semtech Corp.                                     6,929,484                     6,929,484
    31,800                  31,800 @  Silicon Image, Inc.                               1,586,025                     1,586,025
   169,100                 169,100    Stewart & Stevenson Services                      2,547,069                     2,547,069
   204,100                 204,100 @  Therma-Wave, Inc.                                 4,553,981                     4,553,981
    46,500                  46,500 @  Three-Five Systems, Inc.                          2,743,500                     2,743,500
   103,225                 103,225 @  Transwitch Corp.                                  7,967,680                     7,967,680
    28,200       13,800     42,000 @  Triquint Semiconductor, Inc.                      2,698,388      1,320,488      4,018,876
    88,100                  88,100 @  Varian Semiconductor Equipment                    5,533,781                     5,533,781
   179,800       12,000    191,800 @  Virata Corp.                                     10,720,573        715,500     11,436,073
                                                                                    -------------   ------------  -------------
                                                                                      123,489,169      8,281,019    131,770,188
                                                                                    -------------   ------------  -------------
                                      SOFTWARE:  8.98%
    42,500                  42,500 @  AppNet, Inc.                                      1,530,000                     1,530,000
    37,000                  37,000 @  Art Technology Group, Inc.                        3,734,686                     3,734,686
                 16,000     16,000    BEA Systems, Inc.                                                  791,000        791,000
    37,500                  37,500 @  Clarent Corp.                                     2,681,250                     2,681,250
                 30,000     30,000    Compuware Corp.                                                    311,250        311,250
   154,400                 154,400 @  Exchange Applications, Inc.                       4,110,900                     4,110,900
                 90,000     90,000    eXcelon Corp.                                                      714,375        714,375
    90,900                  90,900 @  Extensity, Inc.                                   3,113,324                     3,113,324
                 17,000     17,000    Hyperion Solutions Corp.                                           551,438        551,438
                 10,000     10,000    Intuit, Inc.                                                       413,750        413,750
   120,500                 120,500 @  Manugistics Group, Inc.                           5,633,375                     5,633,375
                 18,000     18,000    Mercator Software, Inc.                                          1,237,500      1,237,500
                 13,000     13,000    Mercury Interactive Corp.                                        1,257,750      1,257,750
                 35,000     35,000    Metasolv Software, Inc.                                          1,540,000      1,540,000
    60,200                  60,200 @  Micromuse, Inc.                                   9,962,159                     9,962,159
                 10,000     10,000    MicroStrategy, Inc.                                                300,000        300,000
    70,500                  70,500 @  Numerical Technologies, Inc.                      3,428,063                     3,428,063
   174,600                 174,600 @  Open Market, Inc.                                 2,411,663                     2,411,663
   126,000                 126,000 @  OTG Software, Inc.                                3,598,875                     3,598,875
    32,800                  32,800 @  PC-Tel, Inc.                                      1,246,400                     1,246,400
     3,200                   3,200 @  RADVision, Ltd.                                      89,400                        89,400
                 20,000     20,000    Remedy Corp.                                                     1,115,000      1,115,000
   220,200                 220,200 @  Serena Software Inc.                              9,998,456                     9,998,456
    47,100                  47,100 @  Universal Access, Inc.                            1,153,950                     1,153,950
    19,400                  19,400 @  Webmethods, Inc.                                  3,049,438                     3,049,438
   151,300                 151,300 @  Websense, Inc                                     3,801,413                     3,801,413
                                                                                    -------------   ------------  -------------
                                                                                       59,543,352      8,232,063     67,775,415
                                                                                    -------------   ------------  -------------

   PILGRIM        ING                                                                 PILGRIM           ING
   SMALLCAP     SMALLCAP                                                              SMALLCAP        SMALLCAP
OPPORTUNITIES    GROWTH     PRO FORMA                                               OPPORTUNITIES      GROWTH       PRO FORMA
    SHARES       SHARES      SHARES                                                 MARKET VALUE    MARKET VALUE   MARKET VALUE
    ------       ------      ------                                                 ------------    ------------   ------------
                                      TELECOMMUNICATIONS:  8.58%
     7,500                   7,500 @  Accelerated Networks, Inc.                          316,406                       316,406
                  4,300      4,300    ADC Telecommunications, Inc.                                       360,662        360,662
   239,700                 239,700 @  Andrew Corp.                                      8,044,931                     8,044,931
                 12,000     12,000    Avanex Corp.                                                     1,146,000      1,146,000
                 20,000     20,000    Cabletron Systems                                                  505,000        505,000
                 18,000     18,000    Com21, Inc.                                                        450,000        450,000
   112,500                 112,500 @  Digital Lightwave, Inc.                          11,306,250                    11,306,250
    86,800                  86,800 @  Ditech Communications Corp.                       8,208,025                     8,208,025
                  5,000      5,000    Efficient Networks, Inc.                                           367,812        367,812
                 10,000     10,000    Emulex Corp.                                                       656,875        656,875
                 60,000     60,000    Handspring, Inc.                                                 1,620,000      1,620,000
   194,300                 194,300 @  I3 Mobile, Inc.                                   3,570,263                     3,570,263
    29,400                  29,400 @  Inet Technologies, Inc.                           1,594,950                     1,594,950
                 25,500     25,500    McLeodUSA, Inc.                                                    527,531        527,531
   119,600                 119,600 @  Natural Microsystems Corp.                       13,447,525                    13,447,525
     1,000                   1,000 @  New Focus, Inc                                       82,125                        82,125
                 25,000     25,000    Netro Corp.                                                      1,434,375      1,434,375
                  6,000      6,000    Powertel, Inc.                                                     425,625        425,625
    30,300                  30,300 @  SDL, Inc.                                         8,641,181                     8,641,181
                  8,000      8,000    Time Warner Telecom, Inc.                                          515,000        515,000
                 55,600     55,600    Westell Technologies, Inc.                                         834,000        834,000
    67,100                  67,100 @  World Access, Inc.                                  742,294                       742,294
                                                                                    -------------   ------------  -------------
                                                                                       55,953,950      8,842,880     64,796,830
                                                                                    -------------   ------------  -------------
                                      TOTAL COMMON STOCKS (COST $472,609,746,
                                         $38,356,482,  $510,966,228)                $ 696,236,705   $ 49,420,776  $ 745,657,481
                                                                                    -------------   ------------  -------------
          PRINCIPAL AMOUNT            SHORT-TERM INVESTMENTS:  1.62%
----------------------------------

                                      REPURCHASE AGREEMENT:  1.62%
$6,123,000              $6,123,000    State Street Bank & Trust Repurchase
                                       Agreement, 6.200% due 07/03/00               $   6,123,000                 $   6,123,000
             $6,046,000  6,046,000    State Street Bank & Trust Repurchase
                                       Agreement, 6.430% due 07/03/00                               $  6,046,000      6,046,000
                                                                                    -------------   ------------  -------------
                                      TOTAL SHORT-TERM INVESTMENTS
                                       (COST: $6,123,000, $6,046,000,
                                       $12,169,000)                                 $  6,123,000   $  6,046,000  $  12,169,000
                                                                                    ------------   ------------  -------------
                                      TOTAL INVESTMENTS IN SECURITIES
                                       (COST: $478,732,746, $44,402,482,
                                       $523,135,228)                       100.37%  $702,359,705   $ 55,466,776  $ 757,826,481
                                                                           ------   ------------   ------------  -------------
                                      OTHER ASSETS AND LIABILITIES-NET      -0.37%    (2,592,251)      (174,145)    (2,766,396)
                                                                           ------   ------------   ------------  -------------
                                      NET ASSETS                           100.00%  $699,767,454   $ 55,292,631  $ 755,060,085
                                                                           ======   ============   ============  =============

@ Non income producing security

                 See Accompanying Notes to Financial Statements

         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

     On November 2, 2000, the Board of Trustees of Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities Fund") and on November 16, 2000 the Board of Trustees of ING Small Cap Growth Fund ("SmallCap Growth Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of SmallCap Growth Fund, SmallCap Opportunities Fund will acquire all the assets of SmallCap Growth Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the SmallCap Opportunities Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments, and unaudited pro forma statement of assets and liabilities reflect the financial position of SmallCap Opportunities Fund and SmallCap Growth Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of SmallCap Opportunities Fund and SmallCap Growth Fund for the year ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for SmallCap Opportunities Fund and SmallCap Growth Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of SmallCap Opportunities Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited pro forma statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

Note 2 - Security Valuation:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

Note 3 - Capital Shares:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of SmallCap Growth Fund by SmallCap Opportunities Fund as of June 30, 2000. The number of additional shares issued was calculated by dividing the net asset value of each class of shares SmallCap Growth Fund by the respective class net asset value per share of SmallCap Opportunities Fund.

Note 4 - Unaudited Pro Forma Adjustments:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. SmallCap Growth Fund expenses were adjusted assuming SmallCap Opportunities Fund's fee structure was in effect for the year ended June 30, 2000.

Note 5 - Merger Costs:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not recurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

Note 6 - Federal Income Taxes:

     It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Section 5.4 of Registrant's Declaration of Trust provides the following:

     (a) Subject to Paragraph (c) hereof, every person who is, or has been, a Trustee, officer, employee or agent of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof in such manner, provided, that, to the extent any claim, action, suit or proceeding involves any act or omission of such Person with respect to one or more particular Series or Classes of Shares of the Trust or the assets or operations of one or more Series or Classes of Shares, such indemnification shall be provided only from the assets (or proceeds thereof or income therefrom) of such one or more Series or Classes of Shares and not from the assets (or proceeds thereof or income therefrom) of any other Series or Class of Shares of the Trust.

     (b) The words "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (c) No indemnification shall be provided hereunder to a Trustee or officer:

          (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; and

          (iii)in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

     (d) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (e) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section, provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

(1) (A) Declaration of Trust -- previously filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A on December 29, 1995 and incorporated herein by reference.
     (B) Certificate of Amendment to Declaration of Trust -- previously filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A on March 3, 1997 and incorporated herein by reference.

(2) Bylaws of Registrant -- previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A on December 29, 1995 and incorporated herein by reference.

(3)  Not Applicable

(4) Form of Agreement and Plan of Reorganization between ING Funds Trust on behalf of ING Small Cap Growth Fund and Pilgrim SmallCap Opportunities Fund -- filed herein.

(5)  Not Applicable

(6) Investment Advisory Agreement between Registrant and Pilgrim Investments, Inc. -- filed herein.

(7) Underwriting Agreement between Registrant and Pilgrim Securities, Inc. -- filed herein.

(8)  Not Applicable

(9) (A) Custodian Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A on December 29, 1995 and incorporated herein by reference.
     (B) Amendment to Custodian Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A on February 27, 1998 and incorporated herein by reference.

(10) (A) Form of Rule 12b-1 Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A on January 4, 2000 and incorporated herein by reference.
     (B) Form of Rule 18f-3 Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A on January 4, 2000 and incorporated herein by reference

(11) Form of Opinion and Consent of Counsel

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

(13) (A) Other Material Contracts -- previously filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A on December 29, 1995 and incorporated herein by reference.
     (B) Other Material Contracts -- previously filed as an Exhibit to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A on February 29, 1996 and incorporated herein by reference.

(14) Consents of Independent Auditors

(15) Not Applicable

(16) Not Applicable

(17) Not Applicable

ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 [17 CFR 230.145(c)], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 14th day of December, 2000.

                                        PILGRIM SMALLCAP OPPORTUNITIES FUND

                                        By: /s/ James M. Hennessy
                                            ------------------------------------
                                            James M. Hennessy
                                            Senior Executive Vice President &
                                            Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      SIGNATURE                       TITLE                         DATE
      ---------                       -----                         ----

 /s/ John G. Turner             Trustee and Chairman          December 14, 2000
---------------------------
John G. Turner*


 /s/ Robert W. Stallings        Trustee and President         December 14, 2000
---------------------------     (Chief Executive Officer)
Robert W. Stallings*


 /s/ Al Burton                  Trustee                       December 14, 2000
---------------------------
Al Burton*


 /s/ Paul S. Doherty            Trustee                       December 14, 2000
---------------------------
Paul S. Doherty*


 /s/ Robert B. Goode            Trustee                       December 14, 2000
---------------------------
Robert B. Goode*


 /s/ Alan L. Gosule             Trustee                       December 14, 2000
---------------------------
Alan L. Gosule*


 /s/ Walter H. May              Trustee                       December 14, 2000
---------------------------
Walter H. May*

 /s/ Jock Patton                Trustee                       December 14, 2000
---------------------------
Jock Patton*


 /s/ David W.C. Putnam          Trustee                       December 14, 2000
---------------------------
David W.C. Putnam*


 /s/ John R. Smith              Trustee                       December 14, 2000
---------------------------
John R. Smith*


 /s/ David W. Wallace           Trustee                       December 14, 2000
---------------------------
David W. Wallace*


 /s/ Michael J. Roland          Senior Vice President and     December 14, 2000
---------------------------     Principal Financial Officer
Michael J. Roland*


*  By: /s/ James M. Hennessy
       ---------------------
       James M. Hennessy
       Attorney-in-Fact**

**   Executed pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim SmallCap Opportunities Fund and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 10, 2000


/s/ John G. Turner                      /s/ Alan L. Gosule
----------------------------------      ----------------------------------------
John G. Turner                          Alan L. Gosule


/s/ Robert W. Stallings                 /s/ Walter H. May
----------------------------------      ----------------------------------------
Robert W. Stallings                     Walter H. May


/s/ Al Burton                           /s/ Jock Patton
----------------------------------      ----------------------------------------
Al Burton                               Jock Patton


/s/ Paul S. Doherty                     /s/ David W.C. Putnam
----------------------------------      ----------------------------------------
Paul S. Doherty                         David W.C. Putnam


/s/ Robert B. Goode                     /s/ John R. Smith
----------------------------------      ----------------------------------------
Robert B. Goode                         John R. Smith


/s/ David W. Wallace
----------------------------------
David W. Wallace

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim SmallCap Opportunities Fund and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 14, 2000                /s/ Michael J. Roland
                                        ----------------------------------------
                                        Michael J. Roland

                                  EXHIBIT INDEX

(4) Form of Agreement and Plan of Reorganization between ING Funds Trust, on behalf of ING Small Cap Growth Fund, and Pilgrim SmallCap Opportunities Fund.

(6)     Investment Advisory Agreement between Registrant and Pilgrim
        Investments, Inc.

(7)     Underwriting Agreement between Registrant and Pilgrim Securities, Inc.

(11)    Form of Opinion and Consent of Counsel

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

(14)    Consents of Independent Auditors

                            ING SMALL CAP GROWTH FUND
                          (a series of ING Funds Trust)

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY ___, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoint(s) ________and ________or any one or more of them, proxies, with full power of substitution, to vote all shares of the ING Small Cap Growth Fund (the "Fund") (a series of ING Funds Trust) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 on February ___, 2001 at ______ a.m., local time, and at any adjournment thereof.

     This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Class A, Class B and Class C Shares of ING Small Cap Growth Fund by Pilgrim SmallCap Opportunities Fund in exchange for Class A, Class B, and Class C shares of beneficial interest of Pilgrim SmallCap Opportunities Fund and the assumption by Pilgrim SmallCap Opportunities Fund, respectively, of all of the liabilities of ING Small Cap Growth Fund.

     For [ ]                     Against [ ]                  Abstain [ ]

     This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


--------------------------------            --------------
Signature                                   Date


--------------------------------            --------------
Signature (if held jointly)                 Date